
                                                                     EXHIBIT 4.2


================================================================================






                          TRIQUINT SEMICONDUCTOR, INC.



                                       And



             STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.
                                   as Trustee



                                    INDENTURE



                           --------------------------


                          Dated as of February 24, 2000


                           --------------------------



                   4% Convertible Subordinated Notes due 2007






================================================================================


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ARTICLE 1 DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION.....................................................1

         SECTION 1.01.         Definitions............................................................................1
         SECTION 1.02.         Other Definitions......................................................................8
         SECTION 1.03.         Compliance Certificates and Opinions...................................................9
         SECTION 1.04.         Form of Documents Delivered to Trustee.................................................9
         SECTION 1.05.         Acts of Holders.......................................................................10
         SECTION 1.06.         Notices, Etc..........................................................................12
         SECTION 1.07.         Notice to Holders; Waiver.............................................................12
         SECTION 1.08.         Effect of Headings and Table of Contents..............................................13
         SECTION 1.09.         Successors and Assigns................................................................13
         SECTION 1.10.         Separability Clause...................................................................13
         SECTION 1.11.         Benefits of Indenture.................................................................13
         SECTION 1.12.         Governing Law.........................................................................13
         SECTION 1.13.         Legal Holidays........................................................................13
         SECTION 1.14.         Personal Immunity from Liability for Incorporators,
                               Stockholders, Etc.....................................................................13
         SECTION 1.15.         Conflict with Trust Indenture Act.....................................................14

ARTICLE 2 SECURITIES FORMS...........................................................................................14

         SECTION 2.01.         Forms of Securities...................................................................14
         SECTION 2.02.         Form of Trustee's Certificate of Authentication.......................................14
         SECTION 2.03.         Securities Issuable in Global Form....................................................14

ARTICLE 3 The Securities.............................................................................................15

         SECTION 3.01.         Title and Term........................................................................15
         SECTION 3.02.         Denominations.........................................................................16
         SECTION 3.03.         Execution, Authentication, Delivery and Dating........................................16
         SECTION 3.04.         Registration, Registration of Transfer and Exchange...................................16
         SECTION 3.05.         Mutilated, Destroyed, Lost and Stolen Securities......................................21
         SECTION 3.06.         Payment of Interest; Interest Rights Preserved........................................22
         SECTION 3.07.         Persons Deemed Owners.................................................................24
         SECTION 3.08.         Cancellation..........................................................................24
         SECTION 3.09.         Computation of Interest...............................................................24
         SECTION 3.10.         CUSIP Numbers.........................................................................24

ARTICLE 4 REMEDIES...................................................................................................25

         SECTION 4.01.         Events of Default.....................................................................25
         SECTION 4.02.         Acceleration of Maturity; Rescission and Annulment....................................27
         SECTION 4.03.         Collection of Indebtedness and Suits for Enforcement by
                               Trustee...............................................................................27
         SECTION 4.04.         Trustee May File Proofs of Claim......................................................28
         SECTION 4.05.         Trustee May Enforce Claims Without Possession of
                               Securities............................................................................29


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         SECTION 4.06.         Application of Money Collected........................................................29
         SECTION 4.07.         Limitation on Suits...................................................................30
         SECTION 4.08.         Unconditional Right of Holders to Receive Principal,
                               Premium, If Any, and Interest.........................................................30
         SECTION 4.09.         Restoration of Rights and Remedies....................................................30
         SECTION 4.10.         Rights and Remedies Cumulative........................................................31
         SECTION 4.11.         Delay or Omission Not Waiver..........................................................31
         SECTION 4.12.         Control by Holders of Securities......................................................31
         SECTION 4.13.         Waiver of Past Defaults...............................................................31
         SECTION 4.14.         Waiver of Usury, Stay or Extension Laws...............................................32
         SECTION 4.15.         Undertaking for Costs.................................................................32

ARTICLE 5 THE TRUSTEE................................................................................................32

         SECTION 5.01.         General...............................................................................32
         SECTION 5.02.         Certain Rights of Trustee.............................................................33
         SECTION 5.03.         Individual Rights of Trustee..........................................................34
         SECTION 5.04.         Trustee's Disclaimer..................................................................35
         SECTION 5.05.         Notice of Default.....................................................................35
         SECTION 5.06.         Conflicting Interests of Trustee......................................................35
         SECTION 5.07.         Compensation and Indemnity............................................................35
         SECTION 5.08.         Replacement of Trustee................................................................36
         SECTION 5.09.         Successor Trustee by Merger, Etc......................................................37
         SECTION 5.10.         Eligibility...........................................................................37
         SECTION 5.11.         Money Held in Trust...................................................................37
         SECTION 5.12.         Preferential Collection of Claims.....................................................37
         SECTION 5.13.         Trustee's Application for Instructions from the Company;
                               Liquidated Damages....................................................................37

ARTICLE 6 HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY..........................................................38

         SECTION 6.01.         Disclosure of Names and Addresses of Holders..........................................38
         SECTION 6.02.         Reports by Trustee....................................................................38
         SECTION 6.03.         Reports by Company....................................................................38
         SECTION 6.04.         Company to Furnish Trustee Names and Addresses of Holders.............................39

ARTICLE 7 CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE...........................................................39

         SECTION 7.01.         Consolidations and Mergers of Company and Sales, Leases
                               and Conveyances Permitted Subject to Certain Conditions...............................39
         SECTION 7.02.         Rights and Duties of Successor Corporation............................................40
         SECTION 7.03.         Officers' Certificate and Opinion of Counsel..........................................40


                                      -ii-
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ARTICLE 8 SUPPLEMENTAL INDENTURES....................................................................................41

         SECTION 8.01.         Supplemental Indentures Without Consent of Holders....................................41
         SECTION 8.02.         Supplemental Indentures with Consent of Holders.......................................41
         SECTION 8.03.         Execution of Supplemental Indenture...................................................42
         SECTION 8.04.         Effect of Supplemental Indentures.....................................................42
         SECTION 8.05.         Conformity with Trust Indenture Act...................................................43
         SECTION 8.06.         Reference in Securities to Supplemental Indentures....................................43

ARTICLE 9 COVENANTS..................................................................................................43

         SECTION 9.01.         Payment of Principal, Premium, If Any, and Interest...................................43
         SECTION 9.02.         Maintenance of Office or Agency.......................................................43
         SECTION 9.03.         Money for Securities Payments to Be Held in Trust.....................................44
         SECTION 9.04.         Existence.............................................................................45
         SECTION 9.05.         Payment of Taxes and Other Claims.....................................................45
         SECTION 9.06.         Statement as to Compliance............................................................45
         SECTION 9.07.         Waiver of Certain Covenants...........................................................45
         SECTION 9.08.         Rule 144A Information Requirement.....................................................46

ARTICLE 10 REDEMPTION OF SECURITIES..................................................................................46

         SECTION 10.01.        Provisional and Optional Redemption by the Company....................................46
         SECTION 10.02.        Election to Redeem; Notice to Trustee.................................................47
         SECTION 10.03.        Selection by Trustee of Securities to Be Redeemed.....................................47
         SECTION 10.04.        Notice of Redemption..................................................................48
         SECTION 10.05.        Deposit of Redemption Price...........................................................49
         SECTION 10.06.        Securities Payable on Redemption Date.................................................49
         SECTION 10.07.        Securities Redeemed in Part...........................................................50
         SECTION 10.08.        Conversion Arrangement on Call for Redemption.........................................50

ARTICLE 11 REPURCHASE AT OPTION OF HOLDERS UPON CHANGE IN CONTROL....................................................51

         SECTION 11.01.        Right to Require Repurchase...........................................................51
         SECTION 11.02.        Conditions to the Company's Election to Pay the
                               Repurchase Price in Common Stock......................................................51
         SECTION 11.03.        Notices; Method of Exercising Repurchase Right, Etc...................................52
         SECTION 11.04.        Certain Definitions...................................................................55
         SECTION 11.05.        Change in Control.....................................................................55

ARTICLE 12 CONVERSION................................................................................................57

         SECTION 12.01.        Conversion Privilege, Conversion Rate and Conversion Price............................57
         SECTION 12.02.        Exercise of Conversion Privilege......................................................57


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         SECTION 12.03.        Fractions of Shares...................................................................59
         SECTION 12.04.        Adjustment of Conversion Rate.........................................................59
         SECTION 12.05.        Notice of Adjustments of Conversion Rate..............................................64
         SECTION 12.06.        Notice of Certain Corporate Action....................................................65
         SECTION 12.07.        Company's Obligation Regarding Common Stock...........................................66
         SECTION 12.08.        Taxes on Conversions..................................................................66
         SECTION 12.09.        Covenant as to Common Stock...........................................................66
         SECTION 12.10.        Cancellation of Converted Securities..................................................66
         SECTION 12.11.        Provisions in Case of Reclassification, Consolidation,
                               Merger or Sale of Assets..............................................................67
         SECTION 12.12.        Company's Obligation..................................................................67

ARTICLE 13 SUBORDINATION.............................................................................................67

         SECTION 13.01.        Securities Subordinate to Senior Indebtedness.........................................67
         SECTION 13.02.        Payment over of Proceeds upon Dissolution, Etc........................................68
         SECTION 13.03.        No Payment When Senior Indebtedness in Default........................................69
         SECTION 13.04.        Payment Permitted If No Default.......................................................70
         SECTION 13.05.        Subrogation to Rights of Holders of Senior Indebtedness...............................70
         SECTION 13.06.        Provisions Solely to Define Relative Rights...........................................70
         SECTION 13.07.        Trustee to Effectuate Subordination...................................................71
         SECTION 13.08.        No Waiver of Subordination Provisions.................................................71
         SECTION 13.09.        Notice to Trustee.....................................................................72
         SECTION 13.10.        Reliance on Judicial Order or Certificate of Liquidating
                               Agent.................................................................................72
         SECTION 13.11.        Trustee Not Fiduciary for Holders of Senior Indebtedness..............................73
         SECTION 13.12.        Rights of Trustee as Holder of Senior Indebtedness;
                               Preservation of Trustee's Rights......................................................73
         SECTION 13.13.        Article Applicable to Paying Agents...................................................73
         SECTION 13.14.        Certain Conversions Deemed Payment....................................................73

         SIGNATURES
         EXHIBIT A - FORM OF SECURITY

         INDENTURE, dated as of February 24, 2000, between TRIQUINT SEMICONDUCTOR, INC., a Delaware corporation (the "COMPANY"), having its principal office at 2300 N.E. Brookwood Parkway, Hillsboro, Oregon 97124 and State Street Bank and Trust Company of California, N.A., a national banking association organized under the laws of the United States of America, as Trustee hereunder (the "TRUSTEE").

                             RECITALS OF THE COMPANY

         The Company has duly authorized the issue of its 4% Convertible Subordinated Notes due 2007 (the "SECURITIES"), and to provide for such issuance, the Company has duly authorized the execution and delivery of this Indenture.

         Upon qualification of this Indenture under the Trust Indenture Act of 1939 (the "TIA"), it will be subject to the provisions of such Act that are deemed to be incorporated into this Indenture and shall, to the extent applicable, be governed by such provisions.

         All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all the holders of the Securities, as follows:


                                    ARTICLE 1
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         SECTION 1.01. DEFINITIONS. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular, and references to he or him or she or her are intended to be gender neutral;

                  (2) all other terms used herein which are defined in the TIA, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) the word "including" means "including without limitation," and

                  (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         "ACT," when used with respect to any Holder, has the meaning specified in Section 1.05.

         "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "CONTROL" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

         "AUTHORIZED NEWSPAPER" means a newspaper, printed in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Whenever successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different Authorized Newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

         "BANKRUPTCY LAW" has the meaning specified in Section 4.01.

         "BOARD OF DIRECTORS" means the board of directors of the Company, the executive committee of that board or any committee of that board duly authorized to act hereunder.

         "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "BUSINESS DAY" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York, the city in which the Corporate Trust office is located or, when used with respect to any Place of Payment, such Place of Payment, are authorized or obligated by law, regulation or executive order to close.

         "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after execution of this instrument such Commission is not existing and performing substantially the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

         "COMMON STOCK" means the common stock of the Company, $0.001 par value, as it exists on the date of this Indenture and any shares of any class or classes of capital stock of the Company resulting from any reclassification or reclassifications thereof.

         "COMPANY" means the Person named as the "Company" in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

         "COMPANY REQUEST" and "COMPANY ORDER" mean, respectively, a written request or order signed in the name of the Company by the Chairman of the Board of Directors, the Chief Executive Officer, the Chief Financial Officer, the President or a Vice President or Assistant Vice President of the Company and delivered to the Trustee.

         "CONVERSION AGENT" means any Person authorized by the Company pursuant to Section 9.02 to convert Securities in accordance with Article 12.

         "CORPORATE TRUST OFFICE" means the office of the Trustee at which, at any particular time, its corporate trust business as it relates to this Indenture shall be principally administered and as to which notice to that effect has been delivered to the Company and the Holders in accordance with the provisions hereof, which office at the date hereof is located at State Street Bank and Trust Company of California, N.A., 633 West 5th Street, 12th Floor, Los Angeles, CA 90071, Attention: Corporate Trust Administration (TriQuint Semiconductor, Inc. 4% Convertible Subordinated Notes due 2007).

         "CORPORATION" means a corporation, association, partnership, company (including limited liability company), joint-stock company or business trust.

         "DEFAULT" means any event that is, or after notice or passage of time or both would be, an Event of Default.

         "DOLLAR" or "$" means a dollar or other equivalent unit in such lawful money of the United States of America as at the time shall be legal tender for the payment of public and private debts.

         "DTC" means The Depository Trust Company.

         "GOVERNMENT OBLIGATIONS" means securities that are (i) direct obligations of the United States of America, for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which is not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depository receipt.

         "HOLDER" means the Person in whose name a Security is registered in the Security Register.

         "INDEBTEDNESS" means, with respect to any Person, and without duplication, (a) all indebtedness, obligations and other liabilities, contingent or otherwise, of such Person for borrowed money (including obligations of such Person in respect of overdrafts, foreign exchange contracts, currency exchange or similar agreements, interest rate protection, hedging or similar agreements, and any loans or advances from banks, whether or not evidenced by notes or similar instruments) or evidenced by bonds, debentures, notes or similar instruments (whether or not the recourse of the holder is to the whole of the assets of such Person or to only a portion thereof), other than any account payable or other accrued current liability or current obligation, in each case not constituting indebtedness, obligations or other liabilities for borrowed money and incurred in the ordinary course of business in connection with the obtaining of materials or services; (b) all reimbursement obligations and other liabilities, contingent or otherwise, of such Person with respect to letters of credit, bank guarantees, bankers' acceptances, security purchase facilities or similar credit transactions; (c) all obligations and liabilities, contingent or otherwise, in respect of deferred and unpaid balances on any purchase price of any property; (d) all obligations and liabilities (contingent or otherwise) in respect of leases of such Person required, in conformity with generally accepted accounting principles, to be accounted for as capitalized lease obligations on the balance sheet of such Person and all obligations and other liabilities, contingent or otherwise, under any lease or related document, including, without limitation, the balance deferred and unpaid on any purchase price of any property and a purchase agreement in connection with the lease of real property that provides that such Person is contractually obligated to purchase or cause a third party to purchase the leased property and thereby guarantee a residual value of the leased property to the lessor and the obligations of such Person under such lease or related document to purchase or to cause a third party to purchase such leased property; (e) all obligations of such Person, contingent or otherwise, with respect to an interest rate or other swap, cap or collar agreement or other similar instrument or agreement or foreign currency hedge, exchange, purchase or similar instrument or agreement; (f) all direct or indirect guarantees or similar agreements by such Person in respect of, and obligations or liabilities, contingent or otherwise, of such Person to purchase or otherwise acquire or otherwise assure a creditor against loss in respect of indebtedness, obligations or liabilities of another Person of the kind described in clauses (a) through (e); (g) recourse or repurchase obligations arising in connection with sales of assets in transactions that are in the nature of asset-based financings, whether or not such transactions are treated as sales under generally accepted accounting principles or bankruptcy, tax or other applicable laws, where such recourse or repurchase obligations arise out of the failure of such assets to provide the economic benefit to which the purchaser is entitled under the agreements relating to such transactions; (h) any indebtedness or other obligations described in clauses (a) through (g) secured by any mortgage, pledge, lien or other encumbrance existing on property that is owned or held by such Person, regardless of whether the indebtedness or other obligation secured thereby shall have been assumed by such Person; and (i) any and all deferrals, renewals, extensions, refinancing, replacements, restatements and refundings of, or amendments, modifications or supplements to, or any indebtedness, or obligation issued in exchange for, any indebtedness, obligation or liability of the kind described in clauses (a) through (h).

         "INDENTURE" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

         "INITIAL PURCHASERS" means Merrill Lynch, Pierce, Fenner & Smith Incorporated, SG Cowen Securities Corporation, Banc of America Securities LLC and Bear, Stearns & Co. Inc.

         "INTEREST PAYMENT DATE" means, with respect to any Security, the Stated Maturity of an installment of interest on such Security.

         "LIQUIDATED DAMAGES" means additional interest that may accrue on the Securities and be payable to Holders pursuant to and in accordance in each case with the terms of the Registration Rights Agreement.

         "MATURITY" means the date on which the principal of the Securities becomes due and payable as therein or herein provided, whether at the Stated Maturity, conversion or by declaration of acceleration, notice of redemption, notice of option to elect repayment or otherwise.

         "OFFICERS' CERTIFICATE" means a certificate signed by the Chairman of the Board of Directors, the President or a Vice President and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

         "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel for the Company or who may be an employee of or other counsel for the Company and who shall be reasonably satisfactory to the Trustee.

         "OUTSTANDING," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                           (i)   Securities theretofore canceled by the
Trustee or delivered to the Trustee for cancellation;

                           (ii)  Securities, or portions thereof, for whose
payment or redemption or repayment at the option of the Holder, money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                           (iii) Securities that have been paid pursuant to
Section 3.05 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a BONA FIDE purchaser in whose hands such Securities are valid obligations of the Company; and

                           (iv)  Securities converted into Common Stock pursuant
to or in accordance with this Indenture;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders for quorum purposes, and for the purpose of making the calculations required by TIA Section 313, Securities owned by the Company or any other obligor upon the Securities under a supplemental indenture entered into in accordance herewith or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities that a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or a supplemental indenture entered into in accordance herewith or any Affiliate of the Company or of such other obligor.

         "PAYING AGENT" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest (including Liquidated Damages, if any) on any Securities on behalf of the Company.

         "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "PLACE OF PAYMENT" means the place or places where the principal of (and premium, if any), interest (including Liquidated Damages, if any) on and the Redemption Prices and the Repurchase Price with respect to the Securities are payable as specified by Section 9.02.

         "PREDECESSOR SECURITY" means, with respect to any Security, every previous Security evidencing all or a portion of the same debt as that evidenced by such Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.05 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

         "REDEMPTION DATE," when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

         "REDEMPTION PRICE," means the Optional Redemption Price, in the event of an Optional Redemption, or the Provisional Redemption Price, in the event of a Provisional Redemption, as the case may be.

         "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of February 24, 2000, between the Company and the Initial Purchasers.

         "REGULAR RECORD DATE" for the interest payable on any Interest Payment Date on the Securities means the date specified for that purpose as contemplated by Section 3.06, whether or not a Business Day.

         "RESPONSIBLE OFFICER," when used with respect to the Trustee, means any officer in the Corporate Trust Office of the Trustee and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "RULE 144A" shall mean Rule 144A as promulgated under the Securities
Act.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "SECURITY" has the meaning stated in the first recital of this Indenture and, more particularly, means any Security or Securities authenticated and delivered under this Indenture.

         "SENIOR INDEBTEDNESS" means the principal of, premium, if any, interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in any such proceeding) and all other amounts owed in respect of all Indebtedness of the Company, whether outstanding on the date of this Indenture or thereafter created, incurred, assumed, guaranteed or in effect guaranteed by the Company (including all deferrals, renewals, extensions, refinancings, replacements, restatements or refundings of, or amendments, modifications or supplements to, the foregoing); except for (i) any such Indebtedness that is by its terms subordinated to or ranking equal with the Securities, and (ii) any Indebtedness between or among the Company and any of its Subsidiaries or its Affiliates, including all other debt securities and guarantees in respect of those debt securities issued to any trust, or trustees of any trust, partnership or other entity affiliated with the Company that is, directly or indirectly, a financing vehicle used by the Company in connection with the issuance by that financing vehicle of preferred securities or other securities that rank equal with, or junior to, the Securities.

         "SIGNIFICANT SUBSIDIARY" means any Subsidiary that is a "significant subsidiary" (as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated under the Securities Act) of the Company.

         "SPECIAL RECORD DATE" for the payment of any Defaulted Interest on the Securities means a date fixed by the Trustee pursuant to Section 3.06.

         "STATED MATURITY" means the date specified in the Securities as the fixed date on which the principal of, or interest on, such Securities is due and payable.

         "SUBSIDIARY" means a corporation a majority of the outstanding voting securities of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries of the Company, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "VOTING SECURITIES" means shares, interests, participations or other equivalents of corporate stock, partnership or limited liability company interests or any other participation, right or other interest in the nature of an equity interest that ordinarily have voting power for the election of directors, managers or trustees whether at all times or only so long as no senior class of equity interest has such voting power by reason of any contingency.

         "TRUST INDENTURE ACT" or "TIA" means the Trust Indenture Act of 1939, and the rules and regulations promulgated thereunder, as in force on the date this Indenture is qualified thereunder; PROVIDED, HOWEVER, that in the event the Trust Indenture Act of 1939 or such rules and regulations are amended after such date, "TRUST INDENTURE ACT" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 and such rules and regulations as so amended.

         "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder.

         "UNITED STATES" means the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

         SECTION 1.02.     OTHER DEFINITIONS.

                                                                                          DEFINED
TERM                                                                                   IN SECTION
"Act"..........................................................................              1.05
                                                                                             ----
"Announced Split"..............................................................             12.04
                                                                                            -----
"Average Sale Price"...........................................................             12.04
                                                                                            -----
"Bankruptcy Law"...............................................................              4.01
                                                                                             ----
"Change in Control"............................................................             11.05
                                                                                            -----
"Change in Control Purchase Notice"............................................             11.03
                                                                                            -----
"Closing Price"................................................................             12.03
                                                                                            -----
"Commencement Date"............................................................             12.04
                                                                                            -----
"Company Notice"...............................................................             11.03
                                                                                            -----
"Conversion Price".............................................................             12.01
                                                                                            -----
"Conversion Rate"..............................................................             12.01
                                                                                            -----
"Current Event"................................................................             12.04
                                                                                            -----
"Custodian"....................................................................              4.01
                                                                                             ----
"Defaulted Interest"...........................................................              3.06
                                                                                             ----
"Event of Default".............................................................         ARTICLE 4
                                                                                        ---------
"Ex-Dividend Time".............................................................             12.04
                                                                                            -----
"Expiration Time"..............................................................             12.04
                                                                                            -----
"Indemnitees"..................................................................              5.07
                                                                                             ----
"Make-Whole Payment"...........................................................             10.01
                                                                                            -----
"Material Adverse Effect"......................................................              9.04
                                                                                             ----
"Notice Date"..................................................................             10.01
                                                                                            -----
"Notice of Default"............................................................              4.01
                                                                                             ----
"Optional Redemption"..........................................................             10.01
                                                                                            -----
"Optional Redemption Price"....................................................             10.01
                                                                                            -----
"Other Event"..................................................................             12.04
                                                                                            -----
"Provisional Redemption".......................................................             10.01
                                                                                            -----

                                         -8-


"Provisional Redemption Date"..................................................             10.01
                                                                                            -----
"Provisional Redemption Price".................................................             10.01
                                                                                            -----
"Purchased Shares".............................................................             12.04
                                                                                            -----
"Redeemable Capital Stock".....................................................             11.05
                                                                                            -----
"Reference Date"...............................................................             12.04
                                                                                            -----
"Repurchase Date"..............................................................             11.01
                                                                                            -----
"Repurchase Price".............................................................             11.01
                                                                                            -----
"Restricted Securities"........................................................              3.04
                                                                                             ----
"Security Register"............................................................              3.04
                                                                                             ----
"Security Registrar"...........................................................              3.04
                                                                                             ----
"Senior Indebtedness Default Notice"...........................................             13.03
                                                                                            -----
"Time of Determination"........................................................             12.04
                                                                                            -----
"Trading Day"..................................................................             12.03
                                                                                            -----


         SECTION 1.03. COMPLIANCE CERTIFICATES AND OPINIONS. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (a) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

                  (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         SECTION 1.04. FORM OF DOCUMENTS DELIVERED TO TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion as to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, or a certificate or representations by counsel, unless such officer knows, or in the exercise of reasonable care should know, that the opinion, certificate or representations with respect to the matters upon which such certificate or opinion is based are erroneous. Any such Opinion of Counsel or certificate or representations may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information as to such factual matters is in the possession of the Company, unless such counsel knows that the certificate or opinion or representations as to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         SECTION 1.05. ACTS OF HOLDERS.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of the Outstanding Securities, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company and any agent of the Trustee or the Company, if made in the manner provided in this Section 1.05.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness to such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other reasonable manner which the Trustee deems sufficient.

                  (c) The ownership of the Securities shall be proved by the Security Register.

                  (d) (i) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, in or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to effect such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so; provided that the Company shall not be entitled to set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in clause 1.05(d)(iii) below. Notwithstanding TIA
Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be effected before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other
Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

                           (ii)  Subject to clause 1.05(d)(iii) below, in the
absence of any such record date fixed by the Company, regardless as to whether any solicitation of the Holders is occurring on behalf of the Company or any Holder, the Trustee may, at its option, fix in advance a record date for the determination of such Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Trustee shall have no obligation to do so. Any such record date shall be a date not more than 30 days prior to the first solicitation of Holders generally in connection therewith and no later than the date of such solicitation.

                           (iii) The Trustee may set any day as a record date
for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (A) any notice of default, (B) any declaration of acceleration referred to in Section 4.02, (C) any request to institute proceedings referred to in Section 4.07(b), or (D) any direction referred to in Section 4.12 and may also set an expiration date by which the relevant Act must be taken. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such Act shall be effective hereunder unless taken on or prior to any applicable expiration date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action (whereupon the record date previously set shall automatically and without any action by any Person be canceled and of no effect), nor shall anything in this paragraph be construed to render ineffective any Act taken by Holders of the requisite principal amount of Outstanding Securities on the date such Act is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed Act by Holders and the applicable expiration date to be given to the Company in writing and to each Holder of Outstanding Securities in the manner set forth in Section 1.07.

                  (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Security Registrar, any Paying Agent, any Conversion Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         SECTION 1.06. NOTICES, ETC. to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other notice or communication provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                  (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee, delivered in person, mailed by first class mail, postage prepaid, or sent by facsimile (and receipt confirmed by a Responsible Officer over the telephone) or overnight courier, at its Corporate Trust Office,
Attention: Corporate Trust Administration (TriQuint Semiconductor, Inc. 4% Convertible Subordinated Notes due 2007); PROVIDED that notices or other communications to the Trustee shall only be deemed given when actually received by the Trustee,

                  (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and delivered in person, mailed by first class mail, postage prepaid, or sent by facsimile or overnight courier, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture; provided that the Company may, by notice furnished in writing to the Trustee, designate additional or different addresses for subsequent notices or communications by the Company.

         SECTION 1.07. NOTICE TO HOLDERS; WAIVER. Where this Indenture provides for notice of any event to Holders by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each such Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders given as provided herein. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

         If by reason of the suspension of or irregularities in regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification to Holders as shall be made with the approval of the Trustee shall constitute a sufficient notification to such Holders for every purpose hereunder.

         Any request, demand, authorization, direction, notice, consent, waiver or other Act required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         SECTION 1.08. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 1.09. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

         SECTION 1.10. SEPARABILITY CLAUSE. In case any provision in this Indenture or in any Security shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 1.11. BENEFITS OF INDENTURE. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent, any Conversion Agent and their successors hereunder and the Holders any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 1.12. GOVERNING LAW. This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York without regard to conflicts of laws principles.

         SECTION 1.13. LEGAL HOLIDAYS. In any case where any Interest Payment Date, Redemption Date, Repurchase Date, Stated Maturity or Maturity of any Security or the last date on which a Holder has the right to convert his Securities shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or any Security), payment of Redemption Price, Repurchase Price, interest (including Liquidated Damages, if any) or principal (and premium, if any), or conversion of the Securities, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repurchase Date or at the Stated Maturity or Maturity or on such last day for conversion; provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repurchase Date, Stated Maturity or Maturity or on such last day for conversion, as the case may be.

         SECTION 1.14. PERSONAL IMMUNITY FROM LIABILITY FOR INCORPORATORS, STOCKHOLDERS, ETC. No recourse shall be had for the payment of the principal of or premium, if any, or interest (including Liquidated Damages), if any, on any Security, or for any claim based thereon, or otherwise in respect of any Security, or based on or in respect of this Indenture or any indenture supplemental hereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released as a condition of, and as consideration for, the execution of this Indenture and the issue of Securities.

         SECTION 1.15. CONFLICT WITH TRUST INDENTURE ACT. If any provision hereof limits, qualifies or conflicts with a provision of the TIA that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be. To the extent that any provision of a Security conflicts with a provision in this Indenture, the provision of this Indenture shall control.



                                    ARTICLE 2
                                SECURITIES FORMS

         SECTION 2.01. FORMS OF SECURITIES. The Securities shall be in substantially the form of Exhibit A hereto, and shall have notations, legends or endorsements required by law, stock exchange rule or usage or as otherwise indicated in Exhibit A hereto.

         SECTION 2.02.     FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

         The Trustee's certificate of authentication shall be in substantially the following form:

         This is one of the Securities described in the within-mentioned Indenture.

DATED:                                   STATE STREET BANK AND TRUST COMPANY OF
                                         CALIFORNIA, N.A.
                                           as Trustee

                                         By:
                                            ------------------------------------
                                                   Authorized Signatory

         SECTION 2.03. SECURITIES ISSUABLE IN GLOBAL FORM. Except as otherwise provided in this Section 2.03 or in Section 3.04, the Securities shall be issuable only in global form and deposited with the Trustee, at its Corporate Trust Office, as custodian for DTC or the nominees thereof, and any such Security shall represent such of the Outstanding Securities as shall be set forth in the books and records of the Trustee and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time as adjusted in the books and records of the Trustee, and that the aggregate amount of Outstanding Securities represented thereby may from time to time be increased or decreased to reflect exchanges. Any adjustment of the aggregate amount of Outstanding Securities represented by a Security in global form shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 3.03. Subject to the provisions of Section 3.03, the Trustee shall deliver and redeliver any Security in global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 3.03 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 1.03 and need not be accompanied by an Opinion of Counsel.

         The provisions of the last sentence of Section 3.03 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 1.03 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 3.03.

         Notwithstanding the provisions of Section 3.07, payment of principal of and any premium and interest (including Liquidated Damages, if any) on any Security in global form shall be made to the Person or Persons specified in such Security.

         All Securities issued in global form shall bear the following legend:

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE.



                                    ARTICLE 3
                                 The Securities

         SECTION 3.01. TITLE AND TERM. The Securities shall be and are hereby authorized to be designated as "4% Convertible Subordinated Notes due 2007", limited in aggregate principal amount to $300,000,000 (up to $345,000,000 if the option set forth in Section 2(b) of the Purchase Agreement dated February 17, 2000 among the Company and the Initial Purchasers, is exercised in full). The Securities shall mature and the principal thereof shall be due and payable, together with all accrued and unpaid interest thereon, on March 1, 2007. The Securities shall be convertible into shares of Common Stock.

         SECTION 3.02. DENOMINATIONS. The Securities shall be issuable in denominations of $1,000 and any integral multiple thereof.

         SECTION 3.03. EXECUTION, AUTHENTICATION, DELIVERY AND DATING. The Securities shall be executed on behalf of the Company by the Chief Executive Officer, Chief Financial Officer, the President or a Vice President of the Company. The signature of any of these individuals on the Securities may be a manual or facsimile signature of such authorized officer and may be imprinted or otherwise reproduced on the Securities.

         Securities bearing the manual or facsimile signatures of an individual who was at any time the proper officer of the Company shall bind the Company, notwithstanding that such individual shall have ceased to hold such office prior to the authentication and delivery of such Securities or did not hold such office at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities, executed by the Company, to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for in Section 2.02, duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in
Section 3.08 together with a written statement (which need not comply with Section 1.03 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture, such Security shall be deemed not to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

         SECTION 3.04. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE. The Company shall cause to be kept at the Corporate Trust Office of the Trustee or in any office or agency of the Company in a Place of Payment a register for the Securities (the "SECURITY REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of the Securities and of transfers of the Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. The Trustee, at its Corporate Trust Office, is hereby appointed "SECURITY REGISTRAR" for the purpose of registering the Securities and transfers of the Securities on such Security Register as herein provided. In the event that the Trustee shall cease to be Security Registrar, it shall have the right to examine the Security Register at all reasonable times.

         Subject to the provisions of this Section 3.04 and except as otherwise provided in any Security, including any legend thereon, upon surrender for registration of transfer of any Security at any office or agency of the Company in a Place of Payment, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities, of any authorized denominations and of a like aggregate principal amount, bearing a number not contemporaneously outstanding, and containing identical terms and provisions.

         Subject to the provisions of this Section 3.04, at the option of the Holder, the Securities may be exchanged for other Securities, of any authorized denomination or denominations and of a like aggregate principal amount, containing identical terms and provisions, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any such Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities that the Holder making the exchange is entitled to receive.

         Notwithstanding the foregoing, any global Security shall be exchangeable only as provided in this paragraph. The depositary for the global Securities shall be DTC, and the global Securities may be transferred, in whole but not in part, only to a nominee of DTC, or by a nominee of DTC to DTC, or to a successor to DTC for such global Security selected or approved by the Company or to a nominee of such successor to DTC. If at any time DTC notifies the Company that it is unwilling or unable to continue as depositary for the applicable global Security or Securities or if at any time DTC ceases to be a clearing agency registered under the Securities Exchange Act of 1934 if so required by applicable law or regulation, the Company shall appoint a successor depositary with respect to such global Security or Securities. If (x) a successor depositary for such global Security or Securities is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such unwillingness, inability or ineligibility, or (y) an Event of Default has occurred and is continuing and the beneficial owners representing a majority in principal amount of the applicable Securities represented by such global Security or Securities advise DTC to cease acting as depositary for such global Security or Securities, or (z) the Company, in its sole discretion, executes and delivers to the Trustee and the Security Registrar an Officers' Certificate stating that definitive Securities may be issued in exchange for interests in a global Security or Securities, then the Company shall execute, and the Trustee shall authenticate and deliver, definitive Securities of like rank, tenor and terms in definitive form, registered in such names as DTC shall direct and bearing such legends as the Company shall specify, in an aggregate principal amount equal to the principal amount of such global Security or Securities. If a Security is issued in exchange for any portion of a global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, interest or Defaulted Interest, as the case may be, shall not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such global Security is payable in accordance with the provisions of this Indenture.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made to a Holder for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 8.06, 10.07, 11.03(e), or 12.02 not involving any transfer.

         The Company or the Trustee, as applicable, shall not be required (i) to issue, register the transfer of or exchange any Security if such Security is among those selected for redemption during a period beginning at the opening of business 15 days before selection of the Securities to be redeemed under Section
10.03 and ending at the close of business on the day of the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except, in the case of any Security to be redeemed in part, the portion thereof not to be redeemed, or (iii) to issue, register the transfer of or exchange any Security that has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

                  (a) Every Security that bears or is required under this
Section 3.04(a) to bear the legend set forth in this Section 3.04(a) (together with any Common Stock issued upon conversion or exchange of the Securities (including any exchange constituting payment of the Repurchase Price for Securities pursuant to Article 11) and required to bear the legend set forth in
Section 3.04(b), collectively, the "RESTRICTED SECURITIES") shall be subject to the restrictions on transfer set forth in this Section 3.04(a) (including one of the legends set forth below), unless such restrictions on transfer shall be waived by written consent of the Company, and the holder of each such Restricted Security, by such holder's acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in Sections 3.04(a) and 3.04(b), the term "transfer" encompasses any sale, pledge, transfer or other disposition whatsoever of any Restricted Security.

         Until two years after the original issuance date of any Security, any certificate evidencing such Security (and all securities issued in exchange therefor or upon payment of the Repurchase Price therefor pursuant to Article 11, or substitution thereof, other than Common Stock, if any, issued upon conversion thereof which shall bear the legend set forth in SECTION 3.04(b), if applicable) shall bear a legend in substantially the following form (unless such Securities have been transferred pursuant to a registration statement that has been declared effective under the Securities

Act (and which continues to be effective at the time of such transfer), pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or unless otherwise agreed by the Company in writing, with notice thereof to the Trustee):

         THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT); (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (D) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(D) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE 2(C) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A., AS TRUSTEE, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE SECURITY EVIDENCED HEREBY PURSUANT TO CLAUSE 2(C) OR 2(D) ABOVE OR THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY.

         Any Security (or Security issued in exchange or substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms may, upon surrender of such Security for exchange to the Security Registrar in accordance with the provisions of this Section 3.04, be exchanged for a new Security or Securities, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by this Section 3.04(a).

         Notwithstanding any other provisions of this Indenture (other than the provisions set forth in this Section 3.04(a)), the global Security may not be transferred as a whole or in part except by the depositary to a nominee of the depositary or by a nominee of the depositary to the depositary or another nominee of the depositary or by the depositary or any such nominee to a successor depositary or a nominee of such successor depositary.

         At such time as all interests in the global Security have been redeemed, converted, canceled, repurchased or transferred, the global Security shall be, upon receipt thereof, canceled by the Trustee in accordance with standing procedures and instructions existing between the depositary and the Custodian.

                  (b) Until two years after the original issuance date of any Security, any stock certificate representing Common Stock issued upon conversion or exchange of such Security (including any exchange constituting payment of the Repurchase Price for any Securities pursuant to Article 11) of such Security shall bear a legend in substantially the following form (unless such Common Stock has been sold pursuant to the exemption from registration provided by Rule 144 under the Securities Act or pursuant to a registration statement that has been declared effective under the Securities Act, and which continues to be effective at the time of such transfer, or such Common Stock has been issued upon conversion or exchange of Securities that have been transferred pursuant to a registration statement that has been declared effective under the Securities Act, or unless otherwise agreed by the Company with written notice thereof to the Trustee (in the form of an Officers' Certificate) and any transfer agent for the Common Stock):

         THE COMMON STOCK EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE HOLDER HEREOF AGREES THAT UNTIL THE EXPIRATION OF TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THE NOTE UPON THE CONVERSION OR EXCHANGE OF WHICH THE COMMON STOCK EVIDENCED HEREBY WAS ISSUED, (1) IT WILL NOT RESELL OR OTHERWISE TRANSFER THE COMMON STOCK EVIDENCED HEREBY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN COMPLIANCE WITH RULE 144A, (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (D) IN ACCORDANCE WITH A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); (2) PRIOR TO ANY SUCH TRANSFER (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 1(D) ABOVE), IT WILL FURNISH TO CHASEMELLON SHAREHOLDER SERVICES L.L.C., AS TRANSFER AGENT, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; AND (3) IT WILL DELIVER TO EACH PERSON TO WHOM THE COMMON STOCK EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 1(D) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE COMMON STOCK EVIDENCED HEREBY PURSUANT TO CLAUSE 1(C) OR 1(D) ABOVE OR THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY

UPON THE CONVERSION OR EXCHANGE OF WHICH THE COMMON STOCK EVIDENCED HEREBY WAS ISSUED.

         Any such Common Stock as to which such restrictions on transfer shall have expired in accordance with their terms may, upon surrender of the certificates representing such shares of Common Stock for exchange in accordance with the procedures of the transfer agent for the Common Stock, be exchanged for a new certificate or certificates for a like aggregate number of shares of Common Stock, which shall not bear the restrictive legend required by this
SECTION 3.04(b).

                  (c) Any Security or Common Stock issued upon the conversion or exchange of a Security that, prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), is purchased or owned by the Company or any Affiliate thereof may not be resold by the Company or such Affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction that results in such Securities or Common Stock, as the case may be, no longer being "restricted securities" (as defined under Rule 144).

                  (d) Notwithstanding any provision of Section 3.04 to the contrary, in the event Rule 144(k) as promulgated under the Securities Act (or any successor rule) is amended to change the two-year period under Rule 144(k) (or the corresponding period under any successor rule), from and after receipt by the Trustee of the Officers' Certificate and Opinion of Counsel provided for in this Section 3.04(d), (i) each reference in Section 3.04(a) to "two years" and in the restrictive legend set forth in such paragraph to "TWO YEARS" shall be deemed for all purposes hereof to be references to such changed period, (ii) each reference in Section 3.04(b) to "two years" and in the restrictive legend set forth in such paragraph to "TWO YEARS" shall be deemed for all purposes hereof to be references to such changed period and (iii) all corresponding references in the Securities and the restrictive legends thereon shall be deemed for all purposes hereof to be references to such changed period, provided that such changes shall not become effective if they are otherwise prohibited by, or would otherwise cause a violation of, the then-applicable federal securities laws. As soon as practicable after the Company has knowledge of the effectiveness of any such amendment to change the two-year period under Rule 144(k) (or the corresponding period under any successor rule), unless such changes would otherwise be prohibited by, or would otherwise cause a violation of, the then-applicable securities law, the Company shall provide to the Trustee an Officers' Certificate and Opinion of Counsel informing the Trustee of the effectiveness of such amendment and the effectiveness of the foregoing changes to Sections 3.04(a) and 3.04(b) and the Notes. The provisions of this Section 3.04(d) shall not be effective until such time as the Opinion of Counsel and Officers' Certificate have been received by the Trustee hereunder. This Section 3.04(d) shall apply to successive amendments to Rule 144(k) (or any successor rule) changing the holding period thereunder.

         SECTION 3.05. MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES. If any mutilated Security is surrendered to the Trustee or the Company, together with such security or indemnity as may be required by the Company or the Trustee to save each of them or any agent of either of them harmless, the Company shall, at the relevant Holder's expense, execute and the Trustee shall authenticate and deliver in exchange therefor a new
Security of the same principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company, at the relevant Holder's expense, shall execute, and upon the Company's request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding, appertaining to such destroyed, lost or stolen Security.

         Notwithstanding the provisions of the previous two paragraphs, in case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security, shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         SECTION 3.06. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED. Interest on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 9.02; PROVIDED, HOWEVER, that each installment of interest on any Security may at the Company's option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 3.07, to the address of such Person as it appears on the Security Register or (ii) transferring to an account maintained by the payee located inside the United States if the Trustee shall have received written bank wire instructions prior to the Regular Record Date for such payment; PROVIDED, HOWEVER, that payments to DTC shall be made by wire transfer of immediately available funds to the account of DTC or its nominee. The term "REGULAR RECORD DATE" with respect to any Interest Payment Date shall mean the February 15 or August 15 preceding March 1 or September 1, respectively.

         Any interest (including Liquidated Damages, if any) on any Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "DEFAULTED INTEREST") shall forthwith cease to be payable to the registered Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause 3.06(a) or 3.06(b) below:

                  (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment (which shall not be less than 30 days after such notice is received by the Trustee) and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Company shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment. The Company shall promptly notify the Trustee of such Special Record Date and, in the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities at his address as it appears in the Security Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in an Authorized Newspaper in each Place of Payment, but such publications shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

                  (b) The Company may make payment of any Defaulted Interest on the Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         SECTION 3.07. PERSONS DEEMED OWNERS. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any), and (subject to Sections 3.04 and 3.06) interest on, such Security and for all other purposes whatsoever, whether or not such Security is overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         None of the Company, the Trustee, any Paying Agent or the Security Registrar shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         Notwithstanding the foregoing, with respect to any global Security, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any depositary, as a Holder, with respect to such global Security or impair, as between such depositary and owners of beneficial interests in such global Security, the operation of customary practices governing the exercise of the rights of such depositary (or its nominee) as Holder of such global Security.

         SECTION 3.08. CANCELLATION. All Securities surrendered for payment, redemption, repayment at the option of the Holder or registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities surrendered directly to the Trustee for any such purpose shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder that the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder that the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. If the Company shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. Canceled Securities held by the Trustee shall be destroyed by the Trustee and the Trustee shall deliver a certificate of such destruction to the Company, unless by a Company Order the Company directs their return to it.

         SECTION 3.09. COMPUTATION OF INTEREST. Interest (including Liquidated Damages, if any) on the Securities shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

         SECTION 3.10. CUSIP NUMBERS. The Company in issuing the Securities shall use "CUSIP" numbers, and the Trustee shall use CUSIP numbers in notices of redemption as a convenience to Holders; PROVIDED HOWEVER, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The
Company shall promptly notify the Trustee of any change in the CUSIP numbers.

                                    ARTICLE 4
                                    REMEDIES

         SECTION 4.01. EVENTS OF DEFAULT. "EVENT OF DEFAULT," wherever used herein with respect to the Securities, means any one of the following events (whatever the reason for such Event of Default and whether or not it shall be occasioned by the provisions of Article 13 or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) default in the payment of any interest upon any Security, when such interest becomes due and payable, and continuance of such default for a period of 30 days (whether or not such payment is prohibited by the provisions of Article 13); or

                  (b) default in the payment of (i) the principal of (or premium, if any, on) any Security when it becomes due and payable at its Maturity, or (ii) the Redemption Price (including the Make-Whole Payment, if any) with respect to any Security when it becomes due and payable (whether or not such payment is prohibited by the provisions of Article 13); or

                  (c) failure by the Company to give the Company Notice in accordance with Section 11.03(a) to all Holders of Outstanding Securities and to the Trustee or default in the payment of the Repurchase Price in respect of any Security on the Repurchase Date thereof (whether or not such payment is prohibited by the provisions of Article 13); or

                  (d) failure by the Company to deliver shares of Common Stock (together with cash in lieu of fractional shares) when such Common Stock (or cash in lieu of fractional shares) is required to be delivered following conversion of a Security and continuation of such default for a period of 10 days; or

                  (e) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture with respect to any Security (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with) and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "NOTICE OF DEFAULT" hereunder; or

                  (f) a default under any bonds, debentures, notes or other evidences of indebtedness for money borrowed of the Company or under any mortgages, indentures or instruments under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company, whether such indebtedness now exists or shall hereafter be created, which indebtedness, individually or in the aggregate, has a principal amount outstanding in excess of $35,000,000, which default shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 60 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Securities then Outstanding, a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "NOTICE OF DEFAULT" hereunder (unless such default has been cured or waived); or

                  (g) the Company or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                           (i) commences a voluntary case,

                           (ii) consents to the entry of an order for relief
against it in an involuntary case,

                           (iii) consents to the appointment of a Custodian of
it or for all or substantially all of its property, or

                           (iv) makes a general assignment for the benefit of
its creditors; or

                  (h) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                           (i) is for relief against the Company or any
Significant Subsidiary in an involuntary case,

                           (ii) appoints a Custodian of the Company or any
Significant Subsidiary or for all or substantially all of the property of any of them, or

                           (iii) orders the winding up or liquidation of the
Company or any Significant Subsidiary,

       and the order or decree remains unstayed and in effect for 60 days.

         As used in this Section 4.01 only, the term "BANKRUPTCY LAW" means title 11, U.S. Code or any similar Federal or State law for the relief of debtors and the term "CUSTODIAN" means any receiver, trustee, assignee, liquidator or other similar official under any Bankruptcy Law.

         SECTION 4.02. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default with respect to Securities at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities, and accrued interest thereon to the date of such declaration, to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal shall become immediately due and payable. If an Event of Default specified in Section 4.01(g) or Section 4.01(h) occurs, the principal of, and accrued interest on, all the Securities shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

         At any time after such a declaration of acceleration with respect to the Securities has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

                  (a) the Company has paid or deposited with the Trustee a sum sufficient to pay:

                           (i) all overdue installments of interest on all
Outstanding Securities,

                           (ii) the principal of (and premium, if any, on) any
Outstanding Securities that have become due otherwise than by reason of such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Securities,

                           (iii) to the extent that payment of such interest is
lawful, interest upon overdue installments of interest at the rate or rates borne by or provided for in such Securities, and

                           (iv) all sums paid or advanced by the Trustee
hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (b) all Events of Default with respect to the Securities, other than the nonpayment of the principal of (or premium, if any) or interest on Securities which have become due solely by reason of such declaration of acceleration, have been cured or waived as provided in Section 4.13.

         No such rescission shall affect any subsequent Event of Default or impair any right in respect thereof.

         SECTION 4.03. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE. The Company covenants that if:

                  (a) default is made in the payment of any installment of interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (b) default is made in the payment of the principal of (or premium, if any, on) any Security at its Maturity,

         then the Company shall, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, with interest upon any overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installments of interest, if any, at the rate or rates borne by or provided for in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Securities under a supplemental indenture entered into in accordance herewith and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other such obligor upon such Securities, wherever situated.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         SECTION 4.04. TRUSTEE MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities under a supplemental indenture entered into in accordance herewith or the property of the Company or of such other obligor or the Company's, or any such other obligor's, creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by acceleration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                  (a) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Securities, of principal (and premium, if any) and interest, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

         and any custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby directed by each Holder to make such payments to the Trustee, and in the event that the Trustee shall request or consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee and any predecessor Trustee, their agents and counsel, and any other amounts due the Trustee or any predecessor Trustee under Section 5.07.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security, any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding; PROVIDED HOWEVER, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

         SECTION 4.05. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES. All rights of action and claims under this Indenture or any of the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

         SECTION 4.06. APPLICATION OF MONEY COLLECTED. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 5.07;

         SECOND: To the holders of Senior Indebtedness to the extent required by the provisions of Article 13.

         THIRD: To the payment of the amounts then due and unpaid upon the Securities for principal (and premium, if any) and interest (including Liquidated Damages, if any) payable, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities for principal (and premium, if any) and, interest (including Liquidated Damages, if any), respectively; and

         FOURTH:  To the payment of the remainder, if any, to the Company.

         SECTION 4.07. LIMITATION ON SUITS. No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities;

                  (b) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (c) such Holder or Holders have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (d) the Trustee for 60 days after its receipt of such notice, request and offer of security or indemnity has failed to institute any such proceeding; and

                  (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

         it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

         SECTION 4.08. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM, IF ANY, AND INTEREST. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of, and premium, if any, including the Redemption Prices and Make-Whole Payment upon redemption pursuant to Article 10, the Repurchase Price pursuant to Article 11 and (subject to Sections 3.04 and 3.06) interest (including Liquidated Damages, if any) on such Security on the respective due dates expressed in such Security (or, in the case of redemption or repurchase, on the Redemption Date or Repurchase Date, as the case may be) and to convert such Security in accordance with the provisions of this Indenture and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

         SECTION 4.09. RESTORATION OF RIGHTS AND REMEDIES. If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, the Company, the Trustee and the Holders of Securities shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         SECTION 4.10. RIGHTS AND REMEDIES CUMULATIVE. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.05, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 4.11. DELAY OR OMISSION NOT WAIVER. No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities, as the case may be.

         SECTION 4.12. CONTROL BY HOLDERS OF SECURITIES. The Holders of not less than a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities, PROVIDED that:

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture,

                  (b) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction, and

                  (c) the Trustee need not take any action that might involve it in personal liability or be unduly prejudicial to the Holders of Securities not joining therein.

         SECTION 4.13. WAIVER OF PAST DEFAULTS. The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past Default or Event of Default hereunder with respect to such Securities and its consequences, except a Default or Event of Default:

                  (a) in the payment of the principal of (or premium, if any) or interest on any Security,

                  (b) in respect of the conversion by the Company of any Security into Common Stock,

                  (c) in the payment of the Redemption Prices or Make-Whole Payment pursuant to Article 10,

                  (d) in the payment of the Repurchase Price pursuant to Article 11, or

                  (e) in respect of a covenant or provision hereof that under
Article 8 cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

         Upon any such waiver, such Default or Event of Default shall cease to exist, and any Event of Default arising from any Default shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

         SECTION 4.14. WAIVER OF USURY, STAY OR EXTENSION LAWS. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

         SECTION 4.15. UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by the Company, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption or repurchase, on or after the Redemption Date or the Repurchase Date, respectively), or the right to convert any Security in accordance with
ARTICLE 12.



                                    ARTICLE 5
                                   THE TRUSTEE

         SECTION 5.01. GENERAL. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (that has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, its own willful misconduct, its own recklessness or its own bad faith.

         SECTION 5.02. CERTAIN RIGHTS OF TRUSTEE. Subject to TIA Sections 15(a) through (d):

                  (a) the Trustee may rely, and shall be protected in acting or refraining from acting, upon any resolution, certificate, statement, instrument, facsimile transmission, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, made or presented by, the proper person and may accept and rely upon the same as conclusive evidence of the truth and accuracy of the statements and opinions contained therein. The Trustee need not investigate any fact or matter stated in any such document;

                  (b) before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, which shall conform to Section 1.03. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion;

                  (c) the Trustee may consult with counsel, and the written advice of such counsel shall be full and complete authorization and protection with respect to any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon, and may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any attorney or agent appointed with due care;

                  (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in complying with such request or direction;

                  (e) the Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers or for any action it takes or omits to take in accordance with the written direction of the holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

                  (f) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (g) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company personally or by agent or attorney;

                  (h) the Trustee shall not be required to take notice or be deemed to have notice of any Default or Event of Default hereunder unless a Responsible Officer of the Trustee be specifically notified of such Default or Event of Default in writing by the Company or any Holder, and in the absence of such notice the Trustee may conclusively assume that there is no Default or Event of Default; provided that if the Trustee is acting as Paying Agent, the Trustee shall be required to take and be deemed to have notice of its failure to receive payments of interest or principal hereunder;

                  (i) except for information provided by the Trustee concerning the Trustee, the Trustee shall have no responsibility with respect to any information in any offering memorandum or other disclosure material distributed with respect to the Securities, and the Trustee shall have no responsibility for compliance with securities laws in connection with the issuance and sale, resale or exchange of the Securities;

                  (j) in the event the Trustee shall receive inconsistent or conflicting requests and indemnity from two or more groups of Holders, each representing at least 25% (but less than 50%) of the aggregate principal amount of the Securities then Outstanding, the Trustee shall act in accordance with instructions received by the Holders of the greater percentage thereof;

                  (k) except as otherwise expressly provided by the provisions of this Indenture, the Trustee shall not be obligated and may not be required to give or furnish any notice, demand, report, request, reply, statement, advice or opinion to any Holder or to the Company or any other Person, and the Trustee shall not incur any liability for its failure or refusal to give or furnish the same unless obligated or required to do so by the express provisions hereof; and

                  (l) the Trustee shall not be required to give any bond or surety with respect to the performance of its duties or the exercise of its powers under this Indenture.

         SECTION 5.03. INDIVIDUAL RIGHTS OF TRUSTEE. The Trustee, any Paying Agent, Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company, its Subsidiaries or its Affiliates with the same rights it would have if it were not the Trustee, Paying Agent, Security Registrar or such other agent. Any registrar, co-registrar, paying agent, conversion agent or authenticating agent may do the same with like rights. However, upon qualification of this Indenture under the TIA the Trustee shall be subject to TIA Sections 310(b) and 311.

         SECTION 5.04. TRUSTEE'S DISCLAIMER. The Trustee (i) makes no representation as to the validity or adequacy of this Indenture or the Securities, (ii) shall not be accountable for the Company's use or application of the proceeds from the Securities and (iii) shall not be responsible for any statement in the Securities other than its certificate of authentication.

         SECTION 5.05. NOTICE OF DEFAULT. If any Event of Default occurs and is continuing and if the Trustee has actual knowledge of such Event of Default, the Trustee shall mail to each holder in the manner and to the extent provided in TIA Section 313(c) notice of the Event of Default within 90 days after it occurs, unless such Event of Default has been cured or waived; PROVIDED, HOWEVER, that, except in the case of a Default in the payment of the principal of (or premium, if any) or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Securities; and provided further that in the case of any Default or breach referred to in Section 4.01(e) with respect to the Securities, no such notice to Holders shall be given until at least 60 days after the occurrence thereof.

         SECTION 5.06. CONFLICTING INTERESTS OF TRUSTEE. If the Trustee has or shall acquire a conflicting interest within the meaning of the TIA, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of the TIA and this Indenture.

         SECTION 5.07. COMPENSATION AND INDEMNITY. The Company shall pay to the Trustee such compensation as shall be agreed upon in writing for its services. The compensation of the Trustee shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Trustee in accordance with this Indenture. Such expenses shall include the reasonable compensation, expenses, disbursements and advances of the Trustee's agents and counsel.

         The Company shall indemnify and hold harmless the Trustee and its officers, directors, agents and employees (collectively the "INDEMNITEES") against any and all losses, liabilities, obligations, damages, penalties, fines, judgments, actions, suits, proceedings, reasonable costs and expenses (including reasonable fees and disbursements of counsel) of any kind whatsoever that may be incurred by or imposed on the Indemnitees or any of them arising out of or in connection with the acceptance or administration of the Trustee's duties under this Indenture; PROVIDED, HOWEVER, that the Company need not reimburse any expense or indemnify against any loss, obligation, damage, penalty, fine, judgment, action, suit, proceeding, reasonable cost or expense (including reasonable fees and disbursements of counsel) of any kind whatsoever that may be incurred by Indemnitees or any of them which results from the negligence or willful misconduct of the Indemnitees or any of them. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder, unless the Company is materially prejudiced thereby. The Company shall defend the claim and the Trustee shall cooperate in the defense. Unless otherwise set forth herein, the Indemnitees, or any of them, may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld. The provisions of this Section 5.07 shall survive the termination of this Indenture and the resignation or removal of the Trustee for any reason.

         To secure the Company's payment obligations in this Section 5.07, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, in its capacity as Trustee, except money or property held in trust to pay principal of, premium, if any, and interest on particular Securities.

         If the Trustee incurs expenses or renders services after the occurrence of an Event of Default specified in Section 4.01(g) or Section 4.01(h), such expenses, and the compensation due to the Trustee for such services, are intended to constitute expenses of administration under Title 11 of the United States Bankruptcy Code or any applicable federal or state law for the relief of debtors.

         SECTION 5.08. REPLACEMENT OF TRUSTEE. A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 5.08.

         The Trustee may resign at any time by so notifying the Company in writing at least thirty days prior to the date of the proposed resignation. At any time, the Holders of a majority in principal amount of the Outstanding Securities may, by written notice to the Trustee and the Company, remove the Trustee and, with the prior consent of the Company, appoint a successor Trustee. The Company may remove the Trustee if: (i) the Trustee is no longer eligible under Section 5.10; (ii) the Trustee is adjudged a bankrupt or an insolvent;
(iii) a receiver or other public officer takes charge of the Trustee or its property; or (iv) the Trustee becomes incapable of acting.

         If the Trustee is removed without the concurrent appointment by the Holders of a successor Trustee, if the Trustee resigns, or if a vacancy exists in the office of Trustee for any other reason, the Company shall promptly appoint a successor Trustee. If no successor Trustee has delivered its written acceptance required by the next succeeding paragraph of this Section 5.08 within thirty days after the retiring Trustee delivers notice of its resignation or is removed, or after the occurrence of a vacancy in the office of Trustee for any other reason, the retiring Trustee, the Company or the Holders of a majority in principal amount of the Outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after the delivery of such written acceptance, subject to payment of all amounts due and owing to the Trustee under Section 5.07 and its lien provided in Section 5.07,
(i) the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee, (ii) the resignation or removal of the retiring Trustee shall become effective and (iii) the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Holder.

         If the Trustee is no longer eligible under Section 5.10, any Holder who satisfies the requirements of TIA Section 310(b) may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         The Company shall give notice of any resignation and any removal of the Trustee and each appointment of a successor Trustee to all holders. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

         Notwithstanding replacement of the Trustee pursuant to this Section 5.08, the Company's obligations under Section 5.07 shall continue for the benefit of the retiring Trustee.

         SECTION 5.09. SUCCESSOR TRUSTEE BY MERGER, ETC. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business (including the administration of this Indenture) to, another corporation or national banking association, the resulting, surviving or transferee corporation or national banking association, without any further act, shall be the successor Trustee with the same effect as if the successor Trustee had been named as the Trustee herein.

         SECTION 5.10. ELIGIBILITY. This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1). The Trustee (or the bank holding company to which the Trustee is a member) shall have a combined capital and surplus of at least $25 million as set forth in its most recent published annual report of condition.

         SECTION 5.11. MONEY HELD IN TRUST. Subject to the provisions of Section
9.03 and Sections 13.02, 13.03, 13.09 all monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

         SECTION 5.12. PREFERENTIAL COLLECTION OF CLAIMS. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities under a supplemental indenture entered into in accordance herewith), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of the claims against the Company (or any such other obligor).

         SECTION 5.13. TRUSTEE'S APPLICATION FOR INSTRUCTIONS FROM THE COMPANY; LIQUIDATED DAMAGES. Any application by the Trustee for written instructions from the Company (other than with regard to any action proposed to be taken or omitted to be taken by the Trustee that affects the rights of the Holders or holders of Senior Indebtedness under this Indenture, including, without limitation, under Article 13 hereof) may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than ten

Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

                  (a) If Liquidated Damages are payable to Holders pursuant to the terms of the Registration Rights Agreement, the Company shall deliver to the Trustee a certificate to that effect stating (i) the amount of Liquidated Damages that is payable and (ii) the date on which such amount of Liquidated Damages is payable. Unless and until a Responsible Officer of the Trustee receives at the Corporate Trust Office such a certificate, the Trustee may assume without inquiry that no such Liquidated Damages are payable. Upon receipt of a Company Request together with a sum sufficient to pay such Liquidated Damages so becoming due, the Trustee shall pay such Liquidated Damages to the Holders in the same manner as interest on the Securities. If the Company has paid Liquidated Damages directly to the Persons entitled to them, the Company shall deliver to the Trustee a certificate setting forth the particulars of such payment.



                                    ARTICLE 6
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         SECTION 6.01. DISCLOSURE OF NAMES AND ADDRESSES OF HOLDERS. Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company or the Trustee, nor any Paying Agent or any Security Registrar shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders of Securities in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

         SECTION 6.02. REPORTS BY TRUSTEE. Within 60 days after May 15 of each year, commencing with the first May 15 after the qualification of this Indenture, the Trustee shall transmit by mail to all Holders of Securities as provided in TIA Section 313(c), if required by TIA Section 313(a), a brief report dated as of such May 15. A copy of each such report shall at the time of such transmission to Holders be filed by the Trustee with the Company.

         SECTION 6.03. REPORTS BY COMPANY. The Company shall:

                  (a) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Company may be required to file with the Commission pursuant to Sections 13(a) or 13(b) or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to any of such Sections, then it shall file with the Trustee, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports that may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (c) file with the Trustee and the Commission, if applicable, and transmit by mail to the Holders, within thirty days after the filing thereof with the Trustee, in the manner and to the extent provided in TIA
Section 313(c), such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission and other information as may be required pursuant to the TIA at the time and in the manner provided pursuant to such Act.

         SECTION 6.04. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF
HOLDERS.

                  (a) The Company shall furnish or cause to be furnished to the
Trustee:

                           (i) semi-annually, not later than 10 days after the
Regular Record Date for the payment of interest on the Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date; and

                           (ii) at such other times as the Trustee may request
in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished,

         PROVIDED, HOWEVER, that, so long as the Trustee is the Security Registrar, no such list shall be required to be furnished.

                  (b) The Company shall provide the Trustee with at least thirty days' prior notice of any change in location of its principal executive offices or other principal place of business.



                                    ARTICLE 7
                CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE

         SECTION 7.01. CONSOLIDATIONS AND MERGERS OF COMPANY AND SALES, LEASES AND CONVEYANCES PERMITTED SUBJECT TO CERTAIN CONDITIONS. The Company may consolidate with or merge into or transfer or lease its assets substantially as an entirety to any Person, and any Person is entitled to consolidate with or merge into, or transfer or lease its assets substantially as an entirety to the Company, PROVIDED HOWEVER, that in any such case, (1) either the Company shall be the continuing corporation, or the Person (if other than the Company) formed by such consolidation or into which the Company is merged, or the Person (if other than a Subsidiary of the Company) that receives the Company's assets substantially as an entirety, is a corporation, partnership, limited liability company or trust organized and existing under the laws of any United States jurisdiction and expressly assumes the due and punctual payment of the principal of and premium, if any (including the Make-Whole Payment, if any), and any interest (including Liquidated Damages, if any) payable pursuant to this Indenture on all of the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company and shall have provided for conversion rights, if applicable, in accordance with the provisions of Article 12 hereof, by supplemental indenture, complying with Article 8 hereof, satisfactory to the Trustee, executed and delivered to the Trustee by such entity and (2) immediately after giving effect to such consolidation, merger, transfer or lease, no Default or Event of Default, shall have happened and be continuing. For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise) of the properties and assets of one or more Subsidiaries (other than to the Company or another Subsidiary), which, if such assets were owned by the Company, would constitute all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

         SECTION 7.02. RIGHTS AND DUTIES OF SUCCESSOR CORPORATION. In case of any such consolidation, merger, sale, lease, conveyance or other disposition and upon any such assumption by the successor Person, such successor Person shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and the predecessor corporation, except in the event of a lease, shall be relieved of any further obligation under this Indenture and the Securities. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder that theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor Person, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities that previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities that such successor Person thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

         In case of any such consolidation, merger, sale, lease, conveyance or other disposition, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

         SECTION 7.03. OFFICERS' CERTIFICATE AND OPINION OF COUNSEL. Any consolidation, merger, sale, lease, transfer, conveyance or other disposition permitted under Section 7.01 is also subject to the condition that the Trustee receive an Officers' Certificate and an Opinion of Counsel to the effect that any such consolidation, merger, sale, lease, transfer or conveyance or other disposition, complies with the provisions of this Article and constitutes the legal, valid and binding obligation of the successor Person, subject to customary enforceability exceptions.

                                    ARTICLE 8
                             SUPPLEMENTAL INDENTURES

         SECTION 8.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS. Without the consent of any Holders of Securities, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company contained herein and the Securities issued hereunder;

                  (b) to add to the covenants of the Company for the equal and ratable benefit of the Holders or to surrender any right, power or option herein conferred upon the Company;

                  (c) to add any Events of Default for the benefit of the Holders; PROVIDED, HOWEVER, that in respect of any such additional Events of Default such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the Holders of a majority in aggregate principal amount of those Securities to which such additional Events of Default apply to waive such default;

                  (d) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee;

                  (e) to cure any ambiguity or to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein; provided such provisions shall not adversely affect the interests of the Holders of Securities in any material respect;

                  (f) to make any change that does not adversely affect the rights of any holder of Securities or to surrender any right, power or option conferred on the Company hereunder;

                  (g) to make any change to comply with any requirement of the Commission in connection with the qualification of the Indenture under TIA; or

                  (h) to provide for the issuance of uncertificated Securities in addition to or in place of certificated Securities; PROVIDED, HOWEVER that the uncertificated Securities are issued in registered form for purposes of
Section 163(f) of the Internal Revenue Code of 1986.

         SECTION 8.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS. With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

                  (a) reduce the principal amount, Repurchase Price or Redemption Price with respect to any Security, or extend the Stated Maturity of any Security or alter the manner of payment or rate of interest on any Security or make any Security or Redemption Price or Repurchase Price in respect of such Security payable in money or securities other than that stated in the Security;

                  (b) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver with respect to Securities (or for the waiver of compliance with certain provisions of this Indenture or certain Defaults or Events of Default hereunder and their consequences);

                  (c) make any change that adversely affects the right to convert any Security;

                  (d) modify the provisions of the Indenture relating to the ranking of the Securities in a manner adverse to the Holders of the Securities; or

                  (e) impair the right to institute suit for the enforcement of any payment with respect to, or conversion of, the Securities.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         SECTION 8.03. EXECUTION OF SUPPLEMENTAL INDENTURE. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Article 5) shall be fully protected in relying upon, an Opinion of Counsel stating that (i) the execution of such supplemental indenture is authorized or permitted by this Indenture, (ii) all conditions precedent to its execution and delivery have been complied with and (iii) such supplemental indenture constitutes the valid and binding obligation of the Company. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         SECTION 8.04. EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         SECTION 8.05. CONFORMITY WITH TRUST INDENTURE ACT. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

         SECTION 8.06. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall, if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.



                                    ARTICLE 9
                                    COVENANTS

         SECTION 9.01. PAYMENT OF PRINCIPAL, PREMIUM, IF ANY, AND INTEREST. The Company covenants and agrees for the benefit of the Holders of Securities that it shall duly and punctually pay the principal of (and premium, if any), interest (including Liquidated Damages, if any) on, and the Repurchase Price, the Redemption Price and the Make-Whole Payment with respect to the Securities in accordance with the terms of the Securities and this Indenture. At the option of the Company, all payments of principal with respect to any Security may be paid by check to the registered Holder of the Security or other Person entitled thereto against surrender of such Security. The conversion of any Securities pursuant to Article 12 hereof and payment of the Repurchase Price by delivery of shares of Common Stock in accordance with Article 11, together with the making of any cash payments required to be made in accordance with the terms of the Securities and this Indenture, shall satisfy the Company's obligations under this Section 9.01 with respect to such Securities.

         SECTION 9.02. MAINTENANCE OF OFFICE OR AGENCY. The Company shall maintain a Place of Payment for the Securities in the Borough of Manhattan, The City of New York, which shall be an office or agency where the Securities may be presented or surrendered for payment or conversion, exchange or redemption, where the Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The office or agency of the Trustee in the Borough of Manhattan, The City of New York, shall initially be such office or agency of the Company, unless and until the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

         The Company may from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         SECTION 9.03. MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST. If the Company shall at any time act as its own Paying Agent with respect to any Securities, it shall, on or before each due date of the principal of (and premium, if any), or interest on, the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and shall promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for the Securities, it shall, before each due date of the principal of (and premium, if any), or interest on, the Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of its action or failure so to act.

         The Company shall cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument pursuant to which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

                  (a) hold all sums held by it for the payment of principal of (and premium, if any,) or interest on the Securities, in trust for the benefit of the Persons entitled thereto, until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (b) give the Trustee notice of any default by the Company (or any other obligor upon the Securities under a supplemental indenture entered into in accordance herewith) in the making of any such payment of principal (and premium, if any) or interest; and

                  (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company upon Company Request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment of such principal of (and premium, if any) or interest on any Security, without interest thereon, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining, shall be repaid to the Company.

         SECTION 9.04. EXISTENCE. Subject to Article 7, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence of the Company and its Subsidiaries, and their respective rights (charter and statutory) and franchises, except to the extent that the Board of Directors shall determine that the failure to do so would not have a material adverse effect on the business, assets, financial condition or results of operation of the Company (a "MATERIAL ADVERSE EFFECT"); PROVIDED, HOWEVER, that the Company shall not be required to preserve any right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

         SECTION 9.05. PAYMENT OF TAXES AND OTHER CLAIMS. The Company shall pay or discharge, or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon it or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary and have a Material Adverse Effect; PROVIDED, HOWEVER, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

         SECTION 9.06. STATEMENT AS TO COMPLIANCE. The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, a certificate from the Company's Chief Executive Officer, Chief Financial Officer or principal accounting officer as to his or her knowledge of the Company's compliance with all terms, conditions and provisions under this Indenture and, in the event of any noncompliance, specifying such noncompliance and the nature and status thereof. For purposes of this Section 9.06, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

         SECTION 9.07. WAIVER OF CERTAIN COVENANTS. The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 9.04 to 9.05, inclusive, if, before the time for such compliance, the Holders of at least a majority in principal amount of the Outstanding Securities, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

         SECTION 9.08. RULE 144A INFORMATION REQUIREMENT. Within the period prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), the Company covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, make available to any Holder or beneficial owner of Securities that continue to be Restricted Securities, in connection with any sale thereof and any prospective purchaser of Securities from such holder or beneficial owner, the information required pursuant to Rule 144A(d)(4) under the Securities Act upon the request of any such holder or beneficial owner of the Securities and the Company shall take such further action as any holder or beneficial owner of such Securities may reasonably request, all to the extent required from time to time to enable such holder or beneficial owner to sell its Securities without registration under the Securities Act within the limitation of the exemption provided by Rule 144A, as such rule may be amended from time to time.



                                   ARTICLE 10
                            REDEMPTION OF SECURITIES

         SECTION 10.01. PROVISIONAL AND OPTIONAL REDEMPTION BY THE COMPANY. (a) The Securities may be redeemed at the election of the Company, as a whole or in parts from time to time, at any time prior to March 5, 2003 (a "PROVISIONAL REDEMPTION"), upon notice as set forth in Section 10.04, at a redemption price equal to $1,000 per $1,000 principal amount of the Securities redeemed plus accrued and unpaid interest (including Liquidated Damages), if any (such amount, together with the Make-Whole Payment described below, the "PROVISIONAL REDEMPTION PRICE"), to but excluding the date of redemption (the "PROVISIONAL REDEMPTION DATE") if (i) the Closing Price of the Common Stock has exceeded 150% of the Conversion Price (as defined in Article 12 and as such may be adjusted from time to time) then in effect for at least 20 Trading Days within a period of 30 consecutive Trading Days ending on the Trading Day prior to the date of mailing of the provisional notice of redemption pursuant to Section 10.04 (the "NOTICE DATE"), and (ii) a registration statement covering resales of the Securities and the Common Stock issuable upon conversion thereof is effective and available for use and is expected to remain effective for the 30 days following the Provisional Redemption Date unless registration is no longer required.

         Upon any such Provisional Redemption, the Company shall make an additional payment in cash (the "MAKE-WHOLE PAYMENT") with respect to the Securities called for redemption to holders on the Notice Date in an amount equal to $166.67 per $1,000 principal amount of the Securities, less the amount of any interest actually paid on such Securities prior to the date of redemption. The Company shall make the Make-Whole Payment on all Securities called for Provisional Redemption, including those Securities converted into Common Stock between the Notice Date and the Provisional Redemption Date.

                  (a) The Securities may be redeemed at the election of the Company, as a whole or from time to time in part, at any time on or after March 5, 2003, and prior to maturity (an "OPTIONAL REDEMPTION"), upon notice as set forth in Section 10.04, at the following optional redemption prices (expressed as percentages of the principal amount), together in each case with accrued and unpaid interest (including Liquidated Damages), if any, up to but not including the date fixed for redemption (the "OPTIONAL REDEMPTION PRICE"), if redeemed during the periods described below:


         PERIOD                                             REDEMPTION PRICE
         ----------------------------------------------     ------------------

         March 5, 2003 through February 29, 2004                 102.286%

         March 1, 2004 through February 28, 2005                 101.714%

         March 1, 2005 through February 28, 2006                 101.143%

         March 1, 2006 through February 28, 2007                 100.571%.

and 100% of the principal amount on March 1, 2007.

         SECTION 10.02. ELECTION TO REDEEM; NOTICE TO TRUSTEE. The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of all or any part of the Securities pursuant to Section 10.01 (Provisional Redemption or Optional Redemption), the Company shall, at least 30 days prior to the giving of the notice to the Holders of redemption in Section 10.04 (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of the Redemption Date and of the principal amount of Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

         SECTION 10.03. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED. If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days and not less than 30 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by lot, pro rata or any other method that complies with the requirements of any exchange on which the Securities are listed or quoted and that as the Trustee shall deem fair and appropriate.

         If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed, solely for purposes of determining the aggregate principal amount of the Securities to be redeemed, to be the portion selected for redemption (PROVIDED, HOWEVER, that the

Holder of such Security so converted and deemed redeemed shall not be entitled to any interest payment as a result of such deemed redemption except for such interest payment as such Holder would have otherwise been entitled to receive upon conversion of such Security). Securities that have been converted during a selection of Securities to be redeemed may be treated by the Trustee as Outstanding for the purpose of such selection.

         Securities in denominations of $1,000 may only be redeemed in whole. The Trustee may select for redemption portions (equal to $1,000 or any integral multiple thereof) of the principal of Securities that have denominations larger than $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

         The Trustee shall promptly notify the Company and the Security Registrar (if other than itself) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

         SECTION 10.04. NOTICE OF REDEMPTION. Notice of redemption shall be given in the manner provided in Section 1.07 not less than 30 days nor more than 60 days prior to the Redemption Date in the case of an Optional Redemption or Provisional Redemption; provided, in each case, that failure to give such notice in the manner herein provided to the Holder of any Security designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other such Security or portion thereof.

         All notices of redemption shall state:

                  (a) the Redemption Date;

                  (b) the Redemption Price;

                  (c) if less than all Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Securities to be redeemed;

                  (d) if any Security is to be redeemed in part only, the portion of the principal amount of each Security to be redeemed, and the notice that relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the holder shall receive, without a charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed;

                  (e) that on the Redemption Date, the Redemption Price shall become due and payable upon each such Security, or the portion thereof, to be redeemed and, if applicable, that interest thereon shall cease to accrue on and after said date;

                  (f) the Place or Places of Payment where such Securities are to be surrendered for payment of the Redemption Price;

                  (g) that Securities called for redemption must be presented and surrendered to the Paying Agent to collect the redemption price;

                  (h) the then current Conversion Price and Make-Whole Payment, if any;

                  (i) that the Securities called for redemption may be converted at any time before the close of business on the last Business Day prior to the Redemption Date;

                  (j) the CUSIP number of such Security, if any; and

                  (k) that a Holder of Securities who desires to convert Securities must satisfy the requirements for conversion contained in such Securities.

         Notice of redemption of Securities to be redeemed shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

         SECTION 10.05. DEPOSIT OF REDEMPTION PRICE. Not later than 11:00 a.m. New York City time on the Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 9.03) an amount of money sufficient to pay, on the Redemption Date, the Redemption Price of all the Securities or portions thereof that are to be redeemed on that date, other than Securities or portions thereof called for redemption on that date that have been delivered by the Company to the Trustee for cancellation or have been converted. The Trustee or the Paying Agent, as the case may be, shall return to the Company no later than 30 days after such request any money not required for that purpose.

         SECTION 10.06. SECURITIES PAYABLE ON REDEMPTION DATE. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price; PROVIDED, HOWEVER, that if the Redemption Date is an Interest Payment Date, the semi-annual payment of interest becoming due on such date shall be payable to the Holders of such Securities registered as such on the relevant Regular Record Date according to their terms and the provisions of Section 3.06, and with respect to a Provisional Redemption, the holder of any Securities converted into Common Stock pursuant to the terms hereof after the Notice Date and prior to the Provisional Redemption Date shall have the right to the Make-Whole Payment regardless of the conversion of such Securities.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the Redemption Price, shall, until paid, bear interest from the Redemption Date at the rate borne by the Security and such Security shall remain convertible into Common Stock until the Redemption Price, and any such accrued interest, shall have been paid or duly provided for.

         SECTION 10.07. SECURITIES REDEEMED IN PART. Any Security that is to be redeemed only in part (pursuant to the provisions of this Article) shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

         SECTION 10.08. CONVERSION ARRANGEMENT ON CALL FOR REDEMPTION. In connection with any redemption of Securities, the Company may arrange for the purchase and conversion of any Securities by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Trustee in trust for the Holders, on or before the Redemption Date, an amount not less than the applicable Redemption Price of such Securities. Notwithstanding anything to the contrary contained in this Article 10, the obligation of the Company to pay the Redemption Price of such Securities shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, a copy of which shall be filed with the Trustee prior to the Redemption Date, any Securities not duly surrendered for conversion by the holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such holders and (notwithstanding anything to the contrary contained in Article 12) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the Redemption Date (and the right to convert any such Securities shall be deemed to have been extended through such time), subject to payment of the above amount as aforesaid (including the Make-Whole Payment, if any, with respect to all Securities called for Provisional Redemption). At the direction of the Company, the Trustee shall hold and dispose of any such amount paid to it in the same manner as it would monies deposited with it by the Company for the redemption of Securities. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Company and such purchasers to which the Trustee has not consented in writing, including the costs and expenses incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture. Nothing in the preceding sentence shall be deemed to limit the rights and protections afforded to the Trustee in Article 5 hereof, including, but not limited to, the right to indemnification pursuant to Section 5.07

                                   ARTICLE 11
             REPURCHASE AT OPTION OF HOLDERS UPON CHANGE IN CONTROL

         SECTION 11.01. RIGHT TO REQUIRE REPURCHASE. In the event that a Change in Control shall occur, each Holder shall have the right, at the Holder's option, to require the Company to repurchase (subject to the provisions of Section 13.03) all of such Holder's Securities, or any portion of the principal amount thereof that is an integral multiple of $1,000 (provided that no single Security may be repurchased in part unless the portion of the principal amount of such Security to be outstanding after such repurchase is equal to $1,000 or an integral multiple of $1,000), on the date (the "REPURCHASE DATE") that is 45 Business Days after the date of the occurrence of a Change in Control at a purchase price equal to 100% of the principal amount plus interest (including Liquidated Damages, if any) accrued and unpaid to the Repurchase Date (the "REPURCHASE PRICE"). At the option of the Company, the Repurchase Price may be paid in cash or, subject to the fulfillment by the Company of the conditions set forth in Section 11.02, by delivery of that number of shares of Common Stock equal to the quotient of (i) the Repurchase Price divided by (ii) 95% of the average of the Closing Prices of the Common Stock for the five consecutive Trading Days ending on and including the third Trading Day immediately preceding the date of the occurrence of the Change in Control.

         SECTION 11.02. CONDITIONS TO THE COMPANY'S ELECTION TO PAY THE REPURCHASE PRICE IN COMMON STOCK. The Company may elect to pay the Repurchase Price by delivery of shares of Common Stock pursuant to Section 11.01 if and only if the following conditions have been satisfied:

                  (a) The shares of Common Stock delivered in payment of the Repurchase Price are listed for trading on a U.S. national securities exchange or approved for trading in the Nasdaq National Market;

                  (b) The shares of Common Stock delivered in payment of the Repurchase Price (i) shall not require registration under any federal securities law before such shares may be freely transferable without being subject to any transfer restrictions under the Securities Act upon repurchase pursuant to this
Article 11 or, if such registration is required, such registration shall be completed and shall become effective prior to the Repurchase Date, and (ii) shall not require registration with or approval of any governmental authority under any state law or any other federal law before such shares may be validly issued or delivered upon repurchase pursuant to this Article 11, or if such registration is required or such approval must be obtained, such registration shall be completed or such approval shall be obtained prior to the Repurchase Date; and

                  (c) All shares of Common Stock delivered in payment of the Repurchase Price are issued out of the Company's authorized but unissued Common Stock and shall, upon issue, be duly and validly issued and fully paid and non-assessable and free of any preemptive rights.

         If all of the conditions set forth in this Section 11.02 are not satisfied in accordance with the terms hereof, the Repurchase Price shall be paid by the Company only in cash.

         SECTION 11.03. NOTICES; METHOD OF EXERCISING REPURCHASE RIGHT, ETC.

                  (a) Unless the Company shall have theretofore called for redemption all of the Outstanding Securities, on or before the date that is 30 Business Days after the occurrence of a Change in Control, the Company shall give notice to all Holders of Outstanding Securities and to the Trustee (the "COMPANY NOTICE") of the occurrence of the Change in Control and of the repurchase right set forth herein arising as a result thereof.

         Each Company Notice shall state:

                           (i) the date of such Change in Control and, briefly,
the events causing such Change in Control;

                           (ii) the date by which the Change in Control Purchase
Notice (as defined below) must be delivered;

                           (iii) the Repurchase Date;

                           (iv) the Repurchase Price, and whether the Repurchase
Price shall be paid by the Company in cash or by delivery of shares of Common Stock;

                           (v) the name and address of the Paying Agent and the
Conversion Agent;

                           (vi) that Securities with respect to which a Change
in Control Purchase Notice is given by the Holder may be converted only if the Change in Control Purchase Notice has been withdrawn in accordance with the terms set forth herein;

                           (vii) a description of the procedure that a Holder
must follow to exercise a repurchase right;

                           (viii) the procedures for withdrawing a Change in
Control Purchase Notice;

                           (ix) the place or places where such Securities are to
be surrendered for payment of the Repurchase Price or for conversion;

                           (x) briefly, the conversion rights of Holders of
Securities;

                           (xi) the Conversion Rate and any adjustments thereto;
and

                           (xii) that Holders who want to convert Securities
must satisfy the requirements set forth in the Securities.

         The Company shall cause a copy of the Company Notice to be published in The Wall Street Journal or another daily newspaper of national circulation.

         If any Senior Indebtedness is outstanding at the time of the occurrence of a Change in Control, and such Senior Indebtedness prohibits by its terms the Company's repurchase of its Securities upon the occurrence of a Change in Control, the Company shall prior to giving the Company Notice either: (i) repay in full all obligations and terminate all commitments under or in respect of all such Senior Indebtedness; or (ii) offer to repay in full all obligations and terminate all commitments under or in respect of all such Senior Indebtedness and repay such Senior Indebtedness owed to each holder thereof who has accepted such offer; or (iii) obtain the requisite consents under all such Senior Indebtedness to permit the Company to repurchase the Securities in accordance herewith.

                  (b) To exercise a repurchase right, a Holder must deliver to the Trustee or a Paying Agent at an office or agency maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, prior to the close of business on the Business Day prior to the Repurchase Date (i) written notice of the Holder's exercise of such right (the "CHANGE IN CONTROL PURCHASE NOTICE"), which notice shall set forth (A) the name of the Holder, (B) the certificate numbers of the Securities with respect to which the repurchase right is being exercised, (C) the principal amount of the Securities to be repurchased (and, if any Security is to be repurchased in part, the portion of the principal amount thereof to be repurchased, which shall be in integral multiples of $1,000) and (D) a statement that an election to exercise the repurchase right is being made thereby pursuant to the applicable provisions of the Securities and
(ii) surrender the Securities subject to the Change in Control Purchase Notice.

                  (c) Unless the Company has elected to pay the Repurchaser Price by delivery of shares of Common Stock on or prior to the Repurchase Date, the Company shall deposit with the Trustee or with the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 9.03) an amount of money sufficient to pay the Repurchase Price of the Securities that are to be repaid on the Repurchase Date. On the Repurchase Date, the Trustee, a Paying Agent (or, if the Company is acting as its own Paying Agent, the Company) shall repurchase all such Securities validly tendered prior to such date.

         In the event that a Holder has previously delivered a Change in Control Purchase Notice, but failed to surrender the Security with respect to which such Change in Control Purchase Notice relates, then so long as either (i) the Company has elected to pay the Repurchase Price by delivery of Shares of Commons Stock or (ii) the Trustee or the Paying Agent holds (or, if the Company is acting as its own Paying Agent, the Company segregates and holds in trust as provided in Section 9.03) money sufficient to pay the Repurchase Price in respect of such Security, then such Security shall cease to be Outstanding for the purposes of this Indenture and all rights of the Holder thereof other than the right to receive the Repurchase Price shall terminate on the Repurchase Date.

                  (d) If any Security (or portion thereof) surrendered for repurchase shall not have been repurchased on the Business Day following the Repurchase Date, the Repurchase Price in respect of such Security shall, until paid, bear interest from the Business Day following the Repurchase Date at the rate borne by the Security and such Security shall remain convertible into

Common Stock until the Repurchase Price and any such accrued interest shall have been paid or duly provided for.

                  (e) Any Security that is to be repurchased only in part shall be surrendered to the Trustee or any such Paying Agent and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the portion of the principal of the Security so surrendered that was not repurchased.

                  (f) Any Holder that has delivered a Change in Control Purchase Notice shall have the right to withdraw such notice by delivery of a written notice of withdrawal to the Trustee or any such Paying Agent prior to the close of business on the Business Day immediately preceding the Repurchase Date. The notice of withdrawal shall state the principal amount and the certificate numbers of the Securities as to which the withdrawal notice relates and the principal amount, if any, that remains subject to the change in Control Purchase Notice. A Security in respect of which a Holder has exercised its right to require repurchase upon a Change in Control may thereafter be converted into Common Stock only if, and at such time as, such Holder withdraws its Change in Control Purchase Notice in accordance with the preceding sentence.

                  (g) Any issuance of shares of Common Stock in respect of the Repurchase Price shall be deemed to have been effected immediately prior to the close of business on the Repurchase Date and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such repurchase shall be deemed to have become on the Repurchase Date the holder or holders of record of the shares represented thereby; PROVIDED, HOWEVER, that any surrender for repurchase on a date when the stock transfer books of the Company shall be closed shall constitute the person or persons in whose name or names the certificate or certificates for such shares are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open.

                  (h) No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon repurchase of Securities. If more than one Security shall be repurchased from the same Holder and the Repurchase Price shall be payable in shares of Common Stock, the number of full shares that shall be issued upon repurchase shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted hereby) so repurchased from such Holder. If any fractional share of stock otherwise would be issuable upon repurchase of any Security or Securities, the Company shall make an adjustment therefor by paying to the Holder thereof an amount of cash calculated at the price per share at which the Common Stock is valued for purposes of Section 11.01.

                  (i) The issue of stock certificates on repurchase of Securities shall be made without charge to the Holder being repurchased for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the Holder of any Security repurchased, and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                  (j) Notwithstanding anything to the contrary in this Section 11.03, the Company shall not be required to give the Company Notice following the occurrence of a Change in Control if:

                           (i) it shall notify the Trustee in writing no later than 20 days after the Change in Control that another Person shall make the offer and repurchase as hereafter set forth and of the identity of the appropriate officers of such Person to liaise with the Trustee with respect thereto; and

                           (ii) in the manner, at the time and otherwise in compliance with the requirements set forth herein regarding the Company's obligation to offer to repurchase the Outstanding Securities following the occurrence of a Change in Control, (A) another Person makes an offer to repurchase the Outstanding Securities, (B) such Person repurchases all Outstanding Securities validly tendered and not withdrawn, and (C) such Person makes all payments with respect thereto.

         Notwithstanding the foregoing, the Company shall remain at all times the sole obligor with respect to all of its obligations hereunder (unless the Trustee shall have entered into a supplemental indenture complying with Article 8 hereof providing for another Person to succeed to the Company hereunder and assume the covenants of the Company hereunder), and any failure of the performance of any such offer or repurchase obligation in the absence of such a supplemental indenture shall be a failure by the Company as if the Company were itself giving the Company Notice and repurchasing Outstanding Securities in accordance herewith.

         SECTION 11.04. CERTAIN DEFINITIONS. For purposes of this Article 11:

                  (a) the terms "BENEFICIAL OWNER" and "BENEFICIAL OWNERSHIP" shall be determined in accordance with Rules 13d-3 and 13d-5 promulgated by the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time; and

                  (b) the term "PERSON" shall include any syndicate or group that would be deemed to be a "Person" under Section 13(d)(3) or Section 14(d)(2) of the Exchange Act.

         SECTION 11.05. CHANGE IN CONTROL. A "CHANGE IN CONTROL" shall be deemed to have occurred at such time after the original issuance of the Securities as:

                  (a) any Person acquires the beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction, of more than 50% of the total voting power of the total outstanding voting stock of the Company other than an acquisition by the Company, any of its Subsidiaries or any of its employee benefit plans;

                  (b) the Company shall consolidate with, or merge with or into, another Person or convey, transfer, lease or otherwise dispose of all or substantially all of its assets to any Person, or any Person consolidates with or merges with or into the Company, in any such event pursuant to a transaction in which the Company's outstanding voting stock is converted into or exchanged for cash, securities or other property, other than any such transactions where:

                           (i) the Company's voting stock is not converted or
exchanged at all (except to the extent necessary to reflect a change in the Company's jurisdiction of incorporation) or is converted into or exchanged for voting stock (other than Redeemable Capital Stock) of the surviving or transferee corporation; and

                           (ii) immediately after such transaction, no Person
other than one or more Persons who were the beneficial owner, directly or indirectly, of more than 50% of the total voting power of all of the Company's voting stock immediately before such transaction, is the beneficial owner, directly or indirectly, of more than 50% of the total outstanding voting stock of the surviving or transferee corporation;

                  (c) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election to such Board of Directors, or whose nomination for election by the Company's stockholders, was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office;

                  (d) a special resolution is passed by the Company's stockholders approving a plan of liquidation or dissolution of the Company (other than in a transaction that complies with the provisions described in Article 7), and no additional approvals of the Company's stockholders are required under applicable law to cause such a liquidation or dissolution.

         "REDEEMABLE CAPITAL STOCK" means any class or series of capital stock that, either by its terms, by the terms of any security into which it is convertible or exchangeable or by contract or otherwise, is, or upon the happening of an event or passage of time would be, required to be redeemed prior to the Stated Maturity of the Securities or is redeemable at the option of the holder thereof at any time prior to such Stated Maturity, or is convertible into or exchangeable for debt securities at any time prior to such Stated Maturity; PROVIDED, HOWEVER, that Redeemable Capital Stock shall not include any Common Stock the holder of which has the right to put to the Company upon termination of such holder's employment.

                                   ARTICLE 12
                                   CONVERSION

         SECTION 12.01. CONVERSION PRIVILEGE, CONVERSION RATE AND CONVERSION PRICE. Subject to and upon compliance with the provisions of this Article 12, at the option of the Holder thereof, any Security or any portion of the principal amount thereof that is $1,000 or an integral multiple of $1,000 may be converted at any time after original issuance thereof through the close of business on March 1, 2007 into that number of fully paid and non-assessable shares of Common Stock obtained by multiplying the Conversion Rate then in effect by each $1,000 principal amount of Securities surrendered for conversion. In case a Security or portion thereof has previously been called for redemption at the election of the Company, such conversion right in respect of the Security or portion so called shall expire at the close of business, New York City time, on the last Business Day prior to the Redemption Date, unless the Company defaults in making the payment due upon redemption. A Security in respect of which a Holder has delivered a Change in Control Purchase Notice (as defined in Article 11 hereof) exercising the option of such Holder to require the Company to purchase such Security may be converted only if such notice and the Security is withdrawn by a written notice of withdrawal delivered by the Holder to the Trustee or any Paying Agent prior to the close of business on the Repurchase Date, in accordance with the terms of this Indenture.

         The price at which shares of Common Stock shall be delivered upon conversion (herein called the "CONVERSION PRICE") shall be initially $271.20 per share of Common Stock, which is equal to a conversion rate of 3.6873 shares per $1,000 principal amount of the Securities (the "CONVERSION RATE"). The Conversion Rate shall be adjusted in certain instances as provided in Section
12.04 and, in every instance in which an adjustment is made to the Conversion Rate, a corresponding adjustment shall be made to the Conversion Price. After giving effect to the Announced Split (as such term is defined in Section 12.04(a)), the initial Conversion Price would be $135.60 per share of Common Stock, which is equal to a conversion rate of 7.3746 shares per $1,000 principal amount of the Securities.

         SECTION 12.02. EXERCISE OF CONVERSION PRIVILEGE. In order to exercise the conversion privilege with respect to any Security in definitive form, the Holder of any Security to be converted shall surrender such Security, duly endorsed or assigned to the Company or in blank, at any office or agency maintained by the Company pursuant to Section 9.02, accompanied by (a) written notice to the Company in substantially the form of conversion notice attached to the form of Security attached as Exhibit A hereto at such office or agency that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted, (b) the funds, if any, required by this Section 12.02, and (c) if shares or any portion of such Security not to be converted are to be issued in the name of a Person other than the Holder thereof, the name of the Person in which to issue such shares and the transfer taxes, if any, required to be paid by the Holder pursuant to Section 12.08.

         In order to exercise the conversion privilege with respect to any interest in a global Security, the beneficial owner must complete, or cause to be completed, the appropriate instruction form for conversion pursuant to the depositary's book-entry conversion program, deliver, or cause to be delivered, by book-entry delivery an interest in such global Security, furnish appropriate endorsements and transfer documents if required by the Company or the Trustee or other agent, and pay the funds if any required by this Section 12.02 and any transfer taxes if required pursuant to Section 12.08.

         As promptly as practicable after satisfaction of all of the requirements for conversion set forth above, but in any event no later than the seventh business day following such date, the Company shall issue and shall deliver to such Holder a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Security or portion thereof in accordance with the provisions of this Article and bearing the legend set forth in Section 3.04(b) and a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion, as provided in Section 12.03. In case any Security of a denomination greater than $1,000 shall be surrendered for partial conversion, and subject to Article 2, the Company shall execute and the Trustee shall authenticate and deliver to the holder of the Security so surrendered, without charge, a new Security or Securities in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Security.

         Each conversion shall be deemed to have been effected as to any such Security (or portion thereof) on the date on which all of the requirements set forth above in this Section 12.02 have been satisfied as to such Security (or portion thereof), and the Person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby; PROVIDED HOWEVER that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the Person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Rate in effect on the date upon which such Security shall be surrendered.

         Any Security or portion thereof surrendered for conversion during the period from the close of business on the record date for any interest payment date to the opening of business on the Interest Payment Date, except notes to be redeemed on a date within that period, shall be accompanied by payment, in immediately available funds or other funds acceptable to the Company, of an amount equal to the interest otherwise payable on such interest payment date on the principal amount being converted; PROVIDED HOWEVER that no such payment need be made to the extent any overdue interest shall exist at the time of conversion with respect to any such Security or portion thereof. Except as provided above in this Section 12.02, no payment or other adjustment shall be made for interest accrued on any Security converted or for dividends on any shares issued upon the conversion of such Security as provided in this Article.

         Upon the conversion of an interest in a global Security, the Trustee (or other conversion agent appointed by the Company), shall make a notation on such global Security as to the reduction in the principal amount represented thereby. The Company shall notify the Trustee in writing of any conversions of Securities effected through any conversion agent other than the Trustee.

         SECTION 12.03. FRACTIONS OF SHARES. No fractional shares of Common Stock shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares that shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock that would otherwise be issuable upon conversion of any Security (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Closing Price per share of the Common Stock at the close of business on the Trading Day immediately preceding such day.

         "TRADING DAY" shall mean each day on which the primary securities exchange or quotation system that is used to determine the Closing Price is open for trading or quotation.

         "CLOSING PRICE" of a single share of Common Stock on any Trading Day shall mean the closing sale price per share for the Common Stock (or if no closing sale price is reported, the average of the bid and ask prices) on such Trading Day on the principal United States national securities exchange on which the Common Stock is traded or, if the Common Stock is not listed on a United States national stock exchange, as reported by the National Association of Securities Dealers Automated Quotation System.

         SECTION 12.04. ADJUSTMENT OF CONVERSION RATE.

                  (a) In case the Company shall pay or make a dividend or other distribution on its Common Stock exclusively in Common Stock (including the Announced Split), the Conversion Rate in effect at the opening of business on the earlier of the day next following such dividend or other distribution or the date fixed for the determination of stockholders entitled to receive such dividend or other distribution (except in the case of the Announced Split, which shall be that Conversion Rate in effect at the opening of business on February 23, 2000) shall be adjusted so that a Holder upon conversion will be entitled to receive that number of shares of Common Stock it would have been entitled to after such dividend or other distribution if it had converted its Security immediately prior to such dividend or other distribution. The term "Announced Split" shall refer to the two-for-one stock split in the form of a stock dividend announced on December 2, 1999 to be paid on February 22, 2000 to stockholders of record on February 1, 2000.

                  (b) In case the Company shall pay or make a dividend or other distribution on its Common Stock consisting exclusively of, or shall otherwise issue to all holders of its Common Stock, rights, warrants or options entitling the holders thereof, for a period not exceeding 45 days from the record date of such issuance, to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in Section 12.04(g)) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights, warrants or options, the Conversion Rate in effect at the opening of business on the day following the date fixed for such determination shall be increased by multiplying such Conversion Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate price of the total number of shares so offered would purchase at the current market price per share (determined as provided in Section 12.04(g)), such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. If at the end of the period during which such rights, warrants or options are exercisable, not all rights, warrants or options shall have been exercised, the adjusted Conversion Rate shall be immediately readjusted to what it would have been upon application of the foregoing adjustment substituting the number of additional shares of Common Stock actually issued for the total number of shares of Common Stock offered.

                  (c) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                  (d) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class of capital stock, securities, cash or assets (excluding any rights, warrants or options referred to in Section 12.04(b), any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in Section 12.04(a)), the Conversion Rate shall be adjusted by multiplying the Conversion Rate in effect immediately prior to the earlier of such distribution or the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in Section 12.04(g)) and the denominator shall be such current market price less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), on the date of such effectiveness, of the portion of the evidences of indebtedness, shares of capital stock, securities, cash and assets so distributed applicable to one share of Common Stock, such adjustment to become effective immediately prior to the opening of business on the day next following the later of (i) the date fixed for the payment of such distribution and (ii) the date 20 days after the notice relating to such distribution is given pursuant to Section 12.06 (such later date of (i) and (ii) being referred to as the "REFERENCE DATE"). The provisions of this Section 12.04(d) shall not be applicable to an event covered by Section 12.04(j). For purposes of this Section 12.04(d) and Sections 12.04(a) and 12.04(b), any dividend or distribution for which an adjustment is being made pursuant to this
Section 12.04(d) that also includes shares of Common Stock or rights, warrants or options to subscribe for or purchase shares of Common Stock shall be deemed instead to be (A) a dividend or distribution of the evidences of indebtedness, cash, property, shares of capital stock or securities other than such shares of Common Stock or such rights, warrants or options (making any Conversion Rate adjustment required by this Section 12.04(d)) immediately followed by (B) a dividend or distribution of such shares of Common Stock or such rights (making any further Conversion Rate adjustment required by Sections 12.04(a) or 12.04(b)), except (1) the record date of such dividend or distribution as defined in this Section 12.04(d) shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distributions", "the date fixed for the determination of stockholders entitled to receive such rights, warrants or options" and "the date fixed for such determination" within the meaning of Sections 12.04(a) and 12.04(b) and
(2) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of this 12.04(a).

                  (e) In case the Company shall, by dividend or otherwise, make a distribution to all holders of its Common Stock exclusively in cash in an aggregate amount that, together with (i) the aggregate amount of any other distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution and in respect of which no Conversion Rate adjustment pursuant to this Section 12.04(e) has been made and (ii) the aggregate of any cash plus the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of the tender or exchange offer referred to below, of consideration payable in respect of any tender or exchange offer by the Company or a Subsidiary for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution and in respect of which no Conversion Rate adjustment pursuant to this Section 12.04(e) has been made, exceeds 10% of the product of the current market price per share (determined as provided in Section 12.04(g)) of the Common Stock as of the Trading Day immediately preceding the record date fixed for stockholders entitled to receive such distribution times the number of shares of Common Stock outstanding on such record date, the Conversion Rate shall be increased so that the same shall equal the price determined by multiplying the Conversion Rate in effect immediately prior to the close of business on the date fixed for the determination of the stockholders of record entitled to such distribution by a fraction of which the denominator shall be the current market price per share (determined as provided in Section 12.04(g)) on such date less an amount equal to the quotient of (x) the excess of such combined amount over such 10% and (y) the number of shares of Common Stock outstanding on the record date and (iii) the numerator shall be equal to the current market price on such date, such adjustment to become effective immediately prior to the opening of business on the day following the record date fixed for the payment of such distribution.

                  (f) In case a successful tender or exchange offer, other than an odd lot offer, made by the Company or any Subsidiary for all or any portion of the Common Stock shall involve an aggregate consideration having a fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) as of the trading day next succeeding the last date (the "EXPIRATION TIME") tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) that, together with (i) the aggregate of the cash plus the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of the other tender or exchange offer referred to below, of consideration payable in respect of any other tender or exchange offer by the Company or a Subsidiary for all or any portion of the Common Stock concluded within the preceding 12 months and in respect of which no Conversion Rate adjustment pursuant to this Section 12.04(f) has been made and (ii) the aggregate amount of any distributions to all holders of the Common Stock made exclusively in cash within the preceding 12 months and in respect of which no Conversion Rate adjustment pursuant to Section 12.04(e) has been made, exceeds 10% of the product of the current market price per share (determined as provided in Section 12.04(g)) of the Common Stock outstanding (including any tendered shares) on the Expiration Time, the Conversion Rate shall be adjusted by multiplying the Conversion Rate in effect immediately prior to the Expiration Time by a fraction of which the denominator shall be (i) the product of the current market price per share (determined as provided in Section 12.04(g)) of the Common Stock on the Trading Day next succeeding the Expiration Time times the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time minus (ii) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "PURCHASED SHARES") and the numerator shall be the product of (i) such current market price per share (determined in accordance with Section 12.04(g)) on the Trading Day next succeeding the Expiration Time times (ii) such number of outstanding shares at the Expiration Time less the number of Purchased Shares, such increase to become effective immediately prior to the opening of business on the day following the Expiration Time.

                  (g) For the purpose of any computation under Sections 12.04(b), (d) and (e), the current market price per share of Common Stock on any date in question shall be deemed to be the average of the daily Closing Prices per share of Common Stock for the ten consecutive Trading Days immediately prior to the date in question; PROVIDED, HOWEVER, that (i) if the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Rate pursuant to Section 12.04(a), (b), (c), (d), (e) or (f) ("OTHER EVENT") occurs on or after the 20th Trading Day prior to the date in question and prior to the "ex" date for the issuance or distribution requiring such computation (the "CURRENT EVENT"), the Closing Price for each Trading Day prior to the "ex" date for such Other Event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Rate is so required to be adjusted as a result of such Other Event, (ii) if the "ex" date for any Other Event occurs after the "ex" date for the Current Event and on or prior to the date in question, the Closing Price for each Trading Day on and after the "ex" date for such Other Event shall be adjusted by multiplying such Closing Price by the fraction by which the Conversion Rate is so required to be adjusted as a result of such Other Event, (iii) if the "ex" date for any Other Event occurs on the "ex" date for the Current Event, one of those events shall be deemed for purposes of clauses (i) and (ii) of this proviso to have an "ex" date occurring prior to the "ex" date for the Other Event, and (iv) if the "ex" date for the Current Event is on or prior to the date in question, after taking into account any adjustment required pursuant to clause (ii) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value on the date in question (as determined in good faith by the Board of Directors in a manner consistent with any determination of such value for purposes of
Section 12.04(d) or (e), whose determination shall be conclusive and described in a Board Resolution) of the portion of the rights, warrants, options, evidences of indebtedness, shares of capital stock, securities, cash or property being distributed applicable to one share of Common Stock. For the purpose of any computation under Section 12.04(f), the current market price per share of Common Stock on any date in question shall be deemed to be the average of the daily Closing Prices for the five consecutive Trading Days selected by the Company commencing on or after the latest (the "COMMENCEMENT DATE") of (i) the date 20 Trading Days before the date in question, (ii) the date of commencement of the tender or exchange offer requiring such computation and (iii) the date of the last amendment, if any, of such tender or exchange offer involving a change in the maximum number of shares for which tenders are sought or a change in the consideration offered, and ending not later than the Trading Day next succeeding the Expiration Time of such tender or exchange offer (or, if such Expiration Time occurs before the close of trading on a Trading Day, not later than the Trading Day during which the Expiration Time occurs); PROVIDED, HOWEVER, that if the "ex" date for any Other Event (other than the tender or exchange offer requiring such computation) occurs on or after the Commencement Date and on or prior to the Trading Day next succeeding the Expiration Time for the tender or exchange offer requiring such computation, the Closing Price for each Trading Day prior to the "ex" date for such Other Event shall be adjusted by multiplying such Closing Price by the reciprocal of the same fraction by which the Conversion Rate is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, (i) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (ii) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and (iii) when used with respect to any tender or exchange offer means the first date on which the Common Stock trades regular way on such exchange or in such market after the Expiration Time of such tender or exchange offer.

                  (h) The Company may make such increases in the Conversion Rate, in addition to those required by paragraphs (a), (b), (c), (d), (e), (f) and (g) of this Section 12.04, as it considers to be advisable.

                  (i) No adjustment in the Conversion Rate shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Rate; PROVIDED, HOWEVER, that any adjustments, which by reason of this Section 12.04(i) are not required to be made, shall be carried forward and taken into account in any subsequent adjustment.

                  (j) No adjustment in the Conversion Rate is necessary if Holders may participate in the transactions otherwise giving rise to an adjustment on a basis and with notice that the Company's Board of Directors determines to be fair and appropriate, or in other cases specified in this Indenture.

                  (k) In the event that the Company distributes assets, debt securities, rights, warrants or options (other than those referred to in Section 12.04(b)) pro rata to holders of Common Stock, and the fair market value of the portion of assets, debt securities, rights, warrants or options applicable to one share of Common Stock distributed to holders of Common
Stock exceeds the Average Sale Price (as defined below) per share of Common Stock, or such Average Sale Price exceeds such fair market value by less than $1.00, then so long as any such assets, debt securities, rights, options or warrants have not expired or been redeemed by the Company, the Company shall make proper provision so that the Holder of any Security upon conversion, rather than being entitled to an adjustment in the Conversion Rate, will be entitled to receive upon such conversion, in addition to the shares of Common Stock otherwise issuable upon conversion, the kind and amount of assets, debt securities, rights, warrants and options such Holder would have received had such Holder converted its Security immediately prior to the date of determination of the holders entitled to such distribution.

         "AVERAGE SALE PRICE" means the average of the Closing Prices of the Common Stock for the shorter of (i) 30 consecutive Trading Days ending on the last full Trading Day prior to the Time of Determination (as defined below) with respect to the rights, options, warrants or distribution in respect of which the Average Sale Price is being calculated, or (ii) the period (x) commencing on the date next succeeding the first public announcement of (a) the issuance of rights, options or warrants or (b) the distribution, in each case, in respect of which the Average Sale Price is being calculated and (y) proceeding through the last full Trading Day prior to the Time of Determination with respect to the rights, options, warrants or distribution in respect of which the Average Sale Price is being calculated, or (iii) the period, if any, (x) commencing on the date next succeeding the Ex-Dividend Time (as defined below) with respect to the next preceding (a) issuance of rights, warrants or options or (b) distribution, in each case, for which an adjustment is required by the provisions of Section 12.04(b) or Section 12.04(k) and (y) proceeding through the last full Trading Day prior to the Time of Determination with respect to the rights, options, warrants, or distribution in respect of which the Average Sale Price is being calculated. If the Ex-Dividend Time (or in the case of a subdivision, combination or reclassification, the effective date with respect thereto) with respect to a dividend, subdivision, combination or reclassification to which Section 12.04(a), (b) or (c)applies occurs during the period applicable for calculating "Average Sale Price" pursuant to the definition in the preceding sentence, "Average Sale Price" shall be calculated for such period in a manner determined in good faith by the Board of Directors to reflect the impact of such dividend, subdivision, combination or reclassification on the Closing Price of the Common Stock during such period.

         "TIME OF DETERMINATION" means the time and date of the earlier of (i) the determination of stockholders entitled to receive rights, warrants or options or a distribution, in each case, to which this Section 12.04 applies and
(ii) the time ("EX-DIVIDEND TIME") immediately prior to the commencement of "ex-dividend" trading for such rights, options, warrants or distribution on the New York Stock Exchange or such other national or regional exchange or market on which the shares of Common Stock are listed or quoted.

         SECTION 12.05. NOTICE OF ADJUSTMENTS OF CONVERSION RATE. Whenever the Conversion Rate and Conversion Price are adjusted as herein provided, the Company shall compute the adjusted Conversion Rate and Conversion Price in accordance with Section 12.04 and shall prepare a certificate signed by the Chief Financial Officer of the Company setting forth the adjusted

Conversion Rate and Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed (with a copy to the Trustee) at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 9.02; and the Company shall forthwith cause a notice setting forth the adjusted Conversion Rate and Conversion Price to be mailed, first class postage prepaid, to each Holder of Securities at its address appearing on the Security Register. Unless and until the Trustee shall receive such notice, the Trustee may assume without inquiry that the Conversion Rate and Conversion Price have not been, and are not required to be, adjusted and that the last Conversion Rate and Conversion Price of which it has written notice remain in effect.

         SECTION 12.06. NOTICE OF CERTAIN CORPORATE ACTION. In case:

                  (a) the Company shall declare a dividend (or any other distribution) on its Common Stock that would require a Conversion Rate adjustment pursuant to Section 12.04(e); or

                  (b) the Company shall authorize the granting to all holders of its Common Stock of rights, warrants or options to subscribe for or purchase any shares of capital stock of any class or of any other rights (excluding rights distributed pursuant to any stockholder rights plan); or

                  (c) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding, up of the Company; or

                  (e) the Company or any Subsidiary of the Company shall commence a tender or exchange offer for all or a portion of the Company's outstanding shares of Common Stock (or shall amend any such tender or exchange offer);

         then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 9.02, and shall cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, at least 20 days (or 10 days in any case specified in clause 12.06(a) or 12.06(b) above) prior to the applicable record, effective or expiration date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights, warrants or options, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, warrants or options are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up, or (z) the date on which such tender offer commenced, the date on which such tender offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of any amendment thereto).

         SECTION 12.07. COMPANY'S OBLIGATION REGARDING COMMON STOCK. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of Securities, the whole number of shares of Common Stock then issuable upon the conversion in full of all Outstanding Securities.

         Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Securities, the Company shall take all corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Conversion Price.

         The Company covenants that if any shares of Common Stock to be provided for the purpose of conversion of Securities hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon conversion, the Company shall in good faith and as expeditiously as practicable endeavor to secure such registration or approval, as the case may be.

         The Company further covenants that so long as the Common Stock shall be listed or quoted on the New York Stock Exchange, the Nasdaq Stock Market (National Market), or any other national securities exchange the Company shall, if permitted by the rules of such exchange, list and keep listed so long as the Common Stock shall be so listed on such market or exchange, all Common Stock issuable upon conversion of the Securities.

         SECTION 12.08. TAXES ON CONVERSIONS. The Company shall pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

         SECTION 12.09. COVENANT AS TO COMMON STOCK. The Company covenants that all shares of Common Stock that may be issued upon conversion of Securities shall upon issue be newly issued (and not treasury shares) and shall be duly authorized, validly issued, fully paid and nonassessable and, except as provided in Section 12.08, the Company shall pay all taxes, liens and charges with respect to the issue thereof.

         SECTION 12.10. CANCELLATION OF CONVERTED SECURITIES. All Securities delivered for conversion shall be delivered to the Trustee to be cancelled by or at the direction of the Trustee, which shall dispose of the same as provided in
Section 3.08.

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


         SECTION 12.11. PROVISIONS IN CASE OF RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE OF ASSETS. In the event that the Company shall be a party to any transaction (including any (i) recapitalization or reclassification of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of the Common Stock), (ii) any consolidation of the Company with, or merger of the Company into, any other person, any merger of another person into the Company (other than a merger that does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), (iii) any sale, lease, transfer conveyance or other disposition of all or substantially all of the assets of the Company or (iv) any compulsory share exchange) pursuant to which the Common Stock is converted into the right to receive other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the Holder of each Security then Outstanding shall have the right thereafter to convert such Security only into (subject to funds being legally available for such purpose under applicable law at the time of such conversion) the kind and amount of securities, cash and other property receivable upon such transaction by a holder of the number of shares of Common Stock into which such Security might have been converted immediately prior to such transaction. The Company or the Person formed by such consolidation or resulting from such merger or that acquired such assets or that acquired the Company's shares of Common Stock, as the case may be, shall execute and deliver to the Trustee a supplemental indenture establishing such rights. Such supplemental indenture shall provide for adjustments that, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this
Section 12.11 shall similarly apply to successive transactions of the foregoing type.

         SECTION 12.12. COMPANY'S OBLIGATION. All calculations, adjustments, conversions and other determinations under this Article 12 shall be the sole responsibility and obligation of the Company. The Trustee (a) shall have no obligation to review, challenge or contest any such calculation, adjustment, conversion or other determination and (b) shall not be liable for any default or error by the Company under this Article 12.



                                   ARTICLE 13
                                  SUBORDINATION

         SECTION 13.01. SECURITIES SUBORDINATE TO SENIOR INDEBTEDNESS. The Company covenants and agrees, and each Holder of Securities, by such Holder's acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article 13, the indebtedness represented by the Securities and the payment of the principal of (and premium, if any), and interest (including Liquidated Damages, if any) on and all other amounts payable under the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full in cash or other payment satisfactory to Holders of Senior Indebtedness of all existing and future Senior Indebtedness.

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

         SECTION 13.02. PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC. In the event of any payment by, or distribution of the assets of, the Company in connection with (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or its assets, (b) any liquidation, dissolution or other winding-up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Company, then and in any such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due in respect of all Senior Indebtedness, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, before the Holders of the Securities are entitled to receive any payment on account of principal of (or premium, if any), or interest (including Liquidated Damages, if any) on or any other amount payable under the Securities, ratably according to the aggregate amounts remaining unpaid on account of such Senior Indebtedness held by them, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, that may be payable or deliverable in respect of the Securities in any such case, proceeding, dissolution, liquidation or other winding-up or event, after giving effect to any concurrent payment or distribution, or provision therefore, to the holders of such Senior Indebtedness.

         In the event that, notwithstanding the foregoing provisions of this
Section 13.02, the Trustee or the Holder of Securities shall have received any payment or distribution of assets of the Company prohibited by the foregoing paragraph of any kind or character, whether in cash, property or securities, before all Senior Indebtedness is paid in full or payment thereof provided for, and if, at or prior to the time of such payment or distribution, written notice that such payment or distribution is prohibited by the foregoing paragraph shall have been actually given to a Responsible Officer of the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to holders of such Senior Indebtedness remaining unpaid or their representatives to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Indebtedness.

         For purposes of this Article 13 only, the words "CASH, PROPERTY OR SECURITIES" shall not be deemed to include shares of capital stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment that in either case are subordinated in right of payment to all Senior Indebtedness that may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this
Article 13. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance, transfer or other disposition of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article 7 shall not be deemed a dissolution, winding-up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of the Company for the purposes of this Section 13.02 if the Person formed by such consolidation or into which the Company is merged or that acquires by sales, lease, conveyance, transfer or other disposition such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, sales, lease, conveyance, transfer or other disposition, comply with the conditions set forth in Article 7.

         SECTION 13.03. NO PAYMENT WHEN SENIOR INDEBTEDNESS IN DEFAULT. (a) In the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Indebtedness beyond any applicable grace period with respect thereto (unless and until such payment default shall have been cured or waived in writing by the holders of such Senior Indebtedness), or (b) any default (other than a payment default) with respect to Senior Indebtedness occurs and is continuing that permits the acceleration of the maturity thereof and judicial proceedings shall be pending with respect to any such default or the Company receives written notice of such default (a "SENIOR INDEBTEDNESS DEFAULT NOTICE"), then no payment shall be made by the Company on account of principal of (or premium, if any) or interest (including Liquidated Damages, if any) on the Securities or on account of all other amounts payable under the Securities. Notwithstanding the foregoing, payments with respect to the Securities may resume, and the Company may acquire Securities for cash or property, when (x) the default with respect to the Senior Indebtedness is cured or waived or ceases to exist or (y) in the case of a default described in clause (b) of this Section 13.03, 179 or more days pass after the Senior Indebtedness Default Notice is received by the Company. If the Company receives a Senior Indebtedness Default Notice, then a similar notice received within one year thereafter relating to the default that was the basis of such Senior Indebtedness Default Notice, on the same issue of Senior Indebtedness, shall not be effective to prevent the payment or acquisition of the Securities as described in the first sentence of this Section 13.03(a). In addition, no payment may be made on the Securities if any Securities are declared due and payable prior to their Stated Maturity by reason of the occurrence of an Event of Default resulting from the acceleration of the maturity of any Senior Indebtedness until the earlier of (i) 120 days after the date of such acceleration of the maturity of the Securities or (ii) the payment in full of all Senior Indebtedness in cash or other consideration satisfactory to the holders of such Senior Indebtedness, but only if such payment is then otherwise permitted under the terms of this Indenture.

         In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of Securities prohibited by the foregoing provisions of this Section 13.03 before all Senior Indebtedness is paid in full, or effective provisions made for its payment, and if, at or prior to the time of such payment, written notice that such payment is prohibited by the foregoing paragraph shall have been actually given to a Responsible Officer of the Trustee or, as the case may be, such Holder, then and in such event (but subject to the provisions of Section 13.09) such payment shall be paid over and delivered forthwith to the holders of such Senior Indebtedness remaining unpaid or their representatives to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Indebtedness.

         The provisions of this Section 13.03 shall not apply to any payment with respect to which Section 13.02 would be applicable.

         SECTION 13.04. PAYMENT PERMITTED IF NO DEFAULT. Nothing contained in this Article 13 or elsewhere herein or in any of the Securities shall prevent
(a) the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding-up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in Section 13.02, except under the conditions described in Section 13.03, from making payments at any time of principal of (and premium, if any), or interest on, or any other amount payable under the Securities, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of (and premium, if any), or interest on, or any other amount payable under the Securities, or the retention of such payment by the Holders, if, by the close of business on the date that was two Business Days prior to such application by the Trustee, the Trustee had not received written notice that such payment would be prohibited by the provisions of this Article 13.

         SECTION 13.05. SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS. Upon payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated (equally and ratably with the holders of all Indebtedness of the Company that by its express terms is subordinated to Indebtedness of the Company to substantially the same extent as the Securities are subordinated to Senior Indebtedness) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness to the extent that payments and distributions otherwise payable to Holders of Securities have been applied to the payment of Senior Indebtedness as provided by this Article 13. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled, except for the provisions of this
Article 13, and no payments over pursuant to the provisions of this Article 13 to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

         SECTION 13.06. PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS. The provisions of this Article 13 are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article 13 or elsewhere herein or in the Securities is intended to or shall:

                  (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article 13 of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company), to pay to the Holders of the Securities the principal of (and premium, if any), and interest (including Liquidated Damages, if any) on, and any other amount payable under the Securities, as and when the same shall become due and payable in accordance with their terms;

                  (b) affect the relative rights against the Company of the Holders of the Securities and other creditors of the Company, other than Holders' rights in relation to the holders of Senior Indebtedness; or

                  (c) prevent the Trustee or the Holder of any Securities from exercising all remedies available upon a Default or Event of Default under this Indenture, subject to the rights, if any, under this Article 13 of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

         SECTION 13.07. TRUSTEE TO EFFECTUATE SUBORDINATION. Each Holder of Securities by its acceptance thereof authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article 13 and appoints the Trustee its attorney-in-fact for any and all such purposes, including the immediate filing of a claim for the unpaid balance of such Holder's Securities in any insolvency or bankruptcy proceeding, or any receivership, liquidation, reorganization or similar case or proceeding, in the form required in such proceeding, and the taking of such actions as may be required to cause such claim to be approved. If the Trustee does not file a proper claim in the form required in such proceeding on or prior to thirty days before the expiration of the time to file such claim or claims, then the holders of Senior Indebtedness or their representatives are hereby authorized to file such claim for and on behalf of the Holders.

         SECTION 13.08. NO WAIVER OF SUBORDINATION PROVISIONS. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article 13 or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following:

                  (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding;

                  (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness;

                  (c) release any Person liable in any manner for the collection of Senior Indebtedness; and

                  (d) exercise or refrain from exercising any rights against the Company and any other Person.

         SECTION 13.09. NOTICE TO TRUSTEE. The Company shall give prompt written notice to the Trustee if, to the Company's knowledge, any payment to or by the Trustee in respect of the Securities is prohibited by this Article 13. Notwithstanding the provisions of this Article 13 or any other provision of this Indenture, the Trustee shall not be charged with knowledge that any payment to or by the Trustee in respect of the Securities is prohibited by this Article 13, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee therefor or other representative thereof; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of
Section 1.05, shall be entitled in all respects to assume that no facts exist that would prohibit any payment in respect of the Securities; PROVIDED, HOWEVER, that if a Responsible Officer of the Trustee shall not have received at the Corporate Trust Office of the Trustee the notice provided for in this Section
13.09 by the close of business on the date that is two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including the payment of the principal of (and premium, if any) or interest (including Liquidated Damages, if any) on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it after the close of business on the date that is two Business Days prior to such date.

         Subject to the provisions of Article 5, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing itself to be a holder of Senior Indebtedness (or a representative thereof) to establish that such notice has been given by a holder of Senior Indebtedness (or a representative thereof). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article 13, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 13, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         SECTION 13.10. RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT. Upon any payment or distribution of assets of the Company referred to in this Article 13, the Trustee, subject to the provisions of Article 5, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 13.

         SECTION 13.11. TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR INDEBTEDNESS. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article 13 or otherwise.

         SECTION 13.12. RIGHTS OF TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS; PRESERVATION OF TRUSTEE'S RIGHTS. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article 13 with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

         Nothing in this Article 13 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 5.07.

         SECTION 13.13. ARTICLE APPLICABLE TO PAYING AGENTS. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "TRUSTEE" as used in this Article 13 shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article 13 in addition to or in place of the Trustee; PROVIDED, HOWEVER, that Section 13.13 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

         SECTION 13.14. CERTAIN CONVERSIONS DEEMED PAYMENT. For the purposes of this Article 13 only, (1) the issuance and delivery of junior securities upon conversion of Securities in accordance with Article 12 or in respect to the Repurchase Price in accordance with Article 11 shall not be deemed to constitute a payment or distribution on account of the principal of or premium or interest (including Liquidated Damages, if any) on, or other amount payable with respect to, Securities or on account of the redemption, purchase or other acquisition of Securities, and (2) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of the principal of, premium or interest on, or other amount payable with respect to, such Security. For the purposes of this Section 13.14, the term "JUNIOR SECURITIES" means (a) shares of any stock of any class of the Company and (b) securities of the Company that are subordinated in right of payment to the prior payment in full of all Senior Indebtedness that may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article 13. Nothing contained in this Article 13 or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article 12.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.



                               TRIQUINT SEMICONDUCTOR, INC.


                               By:
                                   -----------------------------
                               Name:
                                     ---------------------------
                               Title:
                                      --------------------------


                               STATE STREET BANK AND TRUST COMPANY OF
                               CALIFORNIA, N.A.
                               as Trustee


                               By:
                                   -----------------------------
                               Name:
                               Title:

                                                                       EXHIBIT A


                         TRIQUINT SEMICONDUCTOR, INC.

                   4% CONVERTIBLE SUBORDINATED NOTE DUE 2007



No. R-1                                                           $ 300,000,000

CUSIP 89674KAA1

         TRIQUINT SEMICONDUCTOR, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "COMPANY," which term includes any successor entity under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of THREE HUNDRED MILLION DOLLARS ($300,000,000) at the office or agency of the Company referred to below, on March 1, 2007 in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semiannually on March 1 and September 1 of each year, commencing September 1, 2000 (each an "INTEREST PAYMENT DATE"), at said office or agency, in like coin or currency, at the rate of 4% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 15 or August 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         Payment of the principal of, premium, if any (including the Make-Whole Payment, if any), and interest (including Liquidated Damages, if any) on this Security shall be made at the office or agency of the Company maintained for such purpose, which initially shall be the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated by it in the Borough of Manhattan, The City of New York, in such lawful money of the United States of America as at the time of payment is legal tender for payment of public and private debts, PROVIDED that the Company may make such payment either by (i) mailing a check in the amount of such payment, payable to or upon the written order of the Person entitled thereto pursuant to Section 3.07 of the Indenture (as defined herein) or (ii) transfer to an account maintained by the payee located inside the United States.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


DATED:                                 TRIQUINT SEMICONDUCTOR, INC.


                                       By:
                                           --------------------------------
                                           Name:
                                           Title:


TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Securities referred to in the within-mentioned Indenture.


DATED:                                 STATE STREET BANK AND TRUST COMPANY OF
                                       CALIFORNIA, N.A.
                                         as Trustee


                                       By:
                                           --------------------------------
                                           Authorized Signatory

                         [FORM OF REVERSE OF SECURITY]

                         TRIQUINT SEMICONDUCTOR, INC.

                   4% CONVERTIBLE SUBORDINATED NOTE DUE 2007


         This Security is one of a duly authorized issue of securities of the Company designated as its 4% Convertible Subordinated Notes due 2007 (herein called the "SECURITIES"), limited in aggregate principal amount to $300,000,000 (up to $345,000,000 if the option set forth in Section 2(b) of the Purchase Agreement dated February 17, 2000 among the Company and the Initial Purchasers named therein is exercised in full), which may be issued under an Indenture, dated as of February 24, 2000 (the "INDENTURE"), between the Company and State Street Bank and Trust Company of California, N.A., as Trustee for the Holders of Securities issued under said Indenture (herein called the "TRUSTEE", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

         [The Holder of this Security [if this security is a global security, then insert -- (including any Person that has a beneficial interest in this Security)] and the Common Stock of the Company issuable upon conversion hereof is entitled to the benefits of a Registration Rights Agreement, dated as of February 24, 2000 executed by the Company (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Company has agreed for the benefit of the Holders from time to time of the Registrable Securities to pay additional interest on this Security ("Liquidated Damages") in accordance with the terms of the Registration Rights Agreement. Whenever in this Security there is a reference, in any context, to the payment of the principal of, premium, if any, or interest on, or in respect of, any Security, such mention shall be deemed to include mention of the payment of Liquidated Damages payable as described in this paragraph to the extent that, in such context, Liquidated Damages are, were or would be payable in respect of such Security and express mention of the payment of Liquidated Damages (if applicable) in any provisions of this Security shall not be construed as excluding Liquidated Damages in those provisions of this Security where such express mention is not made.]

         Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at its option, at any time on or before maturity of the Securities, or in case this Security or a portion hereof is called for redemption, then in respect of this Security or such portion hereof until and including, but (unless the Company defaults in making the payment due upon redemption or repurchase) not after, the close of business on the Business Day immediately preceding the Redemption Date or Repurchase Date, as the case may be, to convert this Security (or any portion of the principal amount hereof which is U.S. $1,000 or an integral multiple thereof), at the principal amount hereof, or of such portion, into fully paid and nonassessable shares of Common

Stock of the Company at a Conversion Price of $135.60 per share of Common Stock, which is equal to a Conversion Rate of 7.3746 shares of Common Stock per $1,000 principal amount of the Securities (or at the current adjusted Conversion Price and Conversion Rate if an adjustment has been made as provided in Article 12 of the Indenture) by surrender of this Security, duly endorsed or assigned to the Company or in blank, to the Company at its office or agency maintained for such purpose, accompanied by the conversion notice hereon executed by the Holder hereof evidencing such Holder's election to convert this Security, or if less than the entire principal amount hereof is to be converted, the portion hereof to be converted, and, in case such surrender shall be made during the period from the close of business on any Regular Record Date to the opening of business on the corresponding Interest Payment Date (unless this Security or the portion hereof being converted has been called for redemption on a Redemption Date within such period between and including such Regular Record Date and such Interest Payment Date), also accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted. Subject to the aforesaid requirement for payment of interest and, in the case of a conversion after the close of business on any Regular Record Date and on or before the corresponding Interest Payment Date, to the right of the Holder of this Security (or any Predecessor Security) of record at such Regular Record Date to receive an installment of interest (even if the Security has been called for redemption on a Redemption Date within such period), no payment or adjustment is to be made on conversion for interest accrued hereon or for dividends on the Common Stock issued on conversion. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest the Company shall pay a cash adjustment as provided in Article 12 of the Indenture. The Conversion Rate and Conversion Price are subject to adjustment as provided in Article 12 of the Indenture. In addition, the Indenture provides that in case of certain reclassifications, consolidations, mergers, sales or transfers of assets or other transactions pursuant to which the Common Stock is converted into the right to receive other securities, cash or other property, the conversion privilege shall be modified so that this Security, if then outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon the transaction by a holder of the number of shares of Common Stock into which this Security might have been converted immediately prior to such transaction.

         The Securities may be redeemed at the election of the Company, as a whole or from time to time in part, at any time prior to March 5, 2003 (a "PROVISIONAL REDEMPTION"), at a Redemption Price equal to $1,000 per $1,000 principal amount of the Securities plus accrued and unpaid interest, if any, to but excluding the date of redemption (the "PROVISIONAL REDEMPTION DATE") if (i) the Closing Price of the Common Stock has exceeded 150% of the Conversion Price (as defined in Article 12 of the Indenture and as such may be adjusted from time to time) then in effect for at least 20 Trading Days in any period of 30 consecutive Trading Days ending on the Trading Day prior to the date of mailing of the provisional notice of redemption pursuant to Section 10.04 (the "NOTICE DATE"), and (ii) a registration statement covering resales of the Securities and Common Stock issuable upon the conversion thereof is effective and available for use and is expected to remain effective for the 30 days following the Provisional Redemption Date.

         Upon any such Provisional Redemption, the Company shall make an additional payment in cash (the "MAKE-WHOLE PAYMENT") to holders of the Securities called for redemption, including those Securities converted into Common Stock between the Notice Date and the Provisional Redemption Date, in an amount equal to $166.67 per $1,000 principal amount of the Securities, less the amount of any interest actually paid on the Securities before the date of redemption.

         The Securities (other than those Securities that have been converted in accordance with the terms of the Indenture) are subject to redemption at the option of the Company upon not less than 30 days' or more than 60 days' notice by mail (unless a shorter notice is deemed satisfactory by the Trustee), as a whole or from time to time in part, at any time on or after March 5, 2003. The redemption prices (expressed as percentages of the principal amount) shall be as set forth below for Securities redeemed during the following periods described below:


PERIOD                                                        REDEMPTION PRICE
---------------------------------------                       ----------------
March 5, 2003 through February 29, 2004                           102.286%

March 1, 2004 through February 28, 2005                           101.714%

March 1, 2005 through February 28, 2006                           101.143%

March 1, 2006 through February 28, 2007                           100.571%


and 100% of the principal amount on March 1, 2007, together, in the case of any such redemption, with accrued interest to (but not including) the Redemption Date (subject to the right of holders of record on the Regular Record Date to receive interest on the related Interest Payment Date). Any redemption of Securities must be in integral multiples of $1,000.

         If fewer than all of the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed in principal amounts at maturity of $1,000 or integral multiples thereof by lot, pro rata or by another method the Trustee considers fair and appropriate. If a portion of a Holder's Securities is selected for partial redemption and that holder converts a portion of those Securities prior to the redemption, the converted portion shall be deemed, solely for purposes of determining the aggregate principal amount of the Securities to be redeemed by the Company, to be of the portion selected for redemption.

         In certain circumstances involving a Change in Control, each Holder shall have the right to require the Company to repurchase all or part of its Securities at a repurchase price equal to 100% of the principal amount thereof, together with accrued and unpaid interest through the Repurchase Date (subject to the right of holders of record on the Regular Record Date to receive interest on the related Interest Payment Date). At the option of the Company, the Repurchase Price may be paid in cash or, subject to the conditions provided in the Indenture, by delivery of shares of Common Stock.

         The Securities do not have the benefit of any sinking fund.

         In the event of redemption, conversion or repurchase of this Security in part only, a new Security or Securities for the unredeemed, unconverted or unrepurchased portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

         The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

         If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in Article 4 of the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any (including the Make-Whole Payment, if any), and interest (including Liquidated Damages, if any) on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the Corporate Trust Office duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

         No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         Interest (including Liquidated Damages, if any) on this Security shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on the Securities is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay).

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

                           FORM OF CONVERSION NOTICE

                               CONVERSION NOTICE


         To:  TRIQUINT SEMICONDUCTOR, INC.

         The undersigned Holder of this Security hereby irrevocably exercises the option to convert this Security, or the portion hereof (which is $1,000 or an integral multiple thereof) below designated, at any time following the date of original issuance thereof, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for a fractional share and any Security representing any unconverted principal amount hereof, be issued and delivered to the registered owner hereof unless a different name has been provided below. If shares or any portion of this Security not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith a certificate in proper form certifying that the applicable restrictions on transfer have been complied with. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

Dated:                                 By:
                                           --------------------------------
                                           Signature*


If shares or Securities are to be registered    Principal amount to be converted
in the name of a Person other than the          (if less than all):$________,000
Holder, please print such Person's name
and address:


----------------------------------------
Name


----------------------------------------
Social Security or Taxpayer
Identification Number


----------------------------------------
Street Address


----------------------------------------
City, State and Zip Code

          * Signature(s) must be guaranteed by an eligible guarantor institution (banks, stock brokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Securities and Exchange Commission Rule 17Ad-15 if shares of Common Stock are to be delivered, or unconverted Securities are to be issued, other than to and in the name of the registered owner.


                                      -2-